                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934 (Amendment No.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section  240.14a-11(c) or Section
     240.14a-12

                           GOLDEN STAR RESOURCES LTD.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                      ---------------------------------
      (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11,

         1) Title of each class of securities to which transaction applies:


                 ------------------------------------------------------

         2)      Aggregate number of securities to which transaction applies:


                 ------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


                 ------------------------------------------------------

         4)      Proposed maximum aggregate value of transaction:


                 ------------------------------------------------------

                           GOLDEN STAR RESOURCES LTD.


                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS


NOTICE IS HEREBY GIVEN that the Annual General Meeting of Shareholders of Golden Star Resources Ltd. (the "Corporation") will be held at 11:30 am on Tuesday, June 10, 1997, at the Toronto Hilton Hotel in Toronto, Ontario, Canada for the following purposes:

1. to receive the report of the directors to the shareholders and the audited financial statements of the Corporation for the year ended December 31, 1996, with the auditor's report thereon;

2.   to elect directors for the ensuing year;

3. to appoint the auditor for the ensuing year and authorize the directors to fix the auditor's remuneration;

4. to approve, ratify and confirm the Corporation's 1997 Stock Option Plan, as more particularly described in the accompanying Management Proxy Circular;

5. to transact such other business as may properly come before the meeting or any adjournment of it.

The Board of Directors has fixed April 23, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual General Meeting and at any adjournment thereof.

Particulars of the matters to be acted upon at the meeting are set out in the accompanying Management Proxy Circular. The Corporation's 1996 Annual Report containing the audited financial statements for the fiscal year ended December 31, 1996 also accompanies this Notice of Meeting.

SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY FORM PROMPTLY AND RETURN IT IN THE SELF-ADDRESSED ENVELOPE FOR RECEIPT BY 4:30 P.M. (TORONTO TIME) ON FRIDAY, JUNE 6, 1997. IF A SHAREHOLDER RECEIVES MORE THAN ONE PROXY FORM BECAUSE SUCH SHAREHOLDER OWNS SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY FORM SHOULD BE COMPLETED AND RETURNED.


Dated this 29th day of April, 1997.

                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       /s/ Louis O. Peloquin
                                       Louis O. Peloquin
                                       Vice President, General Counsel
                                       and Secretary

                           GOLDEN STAR RESOURCES LTD.


                     ANNUAL GENERAL MEETING OF SHAREHOLDERS
                           MANAGEMENT PROXY CIRCULAR
                   (PROXY STATEMENT AND INFORMATION CIRCULAR)


                              GENERAL INFORMATION

This Management Proxy Circular is furnished to the shareholders (the "shareholders") of Golden Star Resources Ltd. (the "Corporation") by management in connection with the solicitation of proxies to be voted at the annual general meeting (the "Meeting") of the shareholders of the Corporation to be held at the Toronto Hilton Hotel, in Toronto, Canada, at 11:30 am, on Tuesday, June 10, 1997, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting.


                                    PROXIES

SOLICITATION OF PROXIES

THE ENCLOSED PROXY IS SOLICITED BY AND ON BEHALF OF MANAGEMENT OF THE CORPORATION. THE PERSONS NAMED IN THE ENCLOSED PROXY FORM ARE DIRECTORS AND SENIOR OFFICERS OF THE CORPORATION. A SHAREHOLDER DESIRING TO APPOINT SOME OTHER PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM AT THE MEETING MAY DO SO EITHER BY INSERTING SUCH OTHER PERSON'S NAME IN THE BLANK SPACE PROVIDED IN THE PROXY FORM OR BY COMPLETING ANOTHER FORM OF PROXY. To be used at the Meeting, the completed proxy form must be received by 4:30 p.m. (Toronto time) on Friday, June 6, 1997, at the address set forth in the accompanying return envelope (Attention: Proxy Department, The R-M Trust Company, PO Box 12005 STN. BRM B, Toronto, Ontario M7Y 2K5). Solicitation will be primarily by mail, but some proxies may be solicited personally or by telephone by regular employees or directors of the Corporation at a nominal cost. The cost of solicitation by management of the Corporation will be borne by the Corporation. This Management Proxy Circular and the accompanying proxy are expected to be sent to the shareholders on or before April 30, 1997.

REVOCABILITY OF PROXIES

A shareholder who has given a proxy may revoke it either by (a) signing a proxy bearing a later date and depositing the same at the registered office of the Corporation at 19th floor, 885 West Georgia Street, Vancouver, British Columbia V6C 3H4 prior to the close of business on the day preceding the date on which the Meeting is to be held or any adjournment thereof, or with the chairman of the Meeting before any votes in respect of which the proxy is to be used shall have been taken; or (b) attending the Meeting in person and registering with the scrutineers as a shareholder personally present.

VOTING OF PROXIES

A shareholder's instructions on his proxy form as to the exercise of voting rights will be followed in casting such shareholder's votes. IN THE ABSENCE OF ANY INSTRUCTIONS, THE PROXY AGENT NAMED ON THE PROXY FORM WILL CAST THE SHAREHOLDER'S VOTES IN FAVOR OF THE PASSAGE OF THE RESOLUTIONS SET FORTH HEREIN AND IN THE NOTICE OF MEETING.

The enclosed proxy form confers discretionary authority upon the persons named therein with respect to (a) amendments or variations to matters identified in the Notice of Meeting and (b) other matters which may properly come before the Meeting or any adjournment thereof. At the time of printing of this Management Proxy Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting other than the matters referred to in the Notice of Meeting.


                  VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

The Corporation has an authorized capital consisting of an unlimited number of common shares (the "Common Shares") and an unlimited number of first preferred shares (the "First Preferred Shares"). Only the Common Shares carry voting rights at the Meeting with each Common Share carrying the right to one vote. As of April 23, 1997, 26,622,636 Common Shares and no First Preferred Shares were issued and outstanding. The Board of Directors of the Corporation (the "Board") has fixed April 23, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. The Corporation has caused to be prepared a list of the holders of its Common Shares on such record date. Each shareholder named in the list will be entitled to one vote at the Meeting for each Common Share shown opposite such shareholder's name except to the extent that (a) such shareholder has transferred the ownership of such Common Share after the date on which the list was prepared and (b) the transferee of such Common Share produces a properly endorsed share certificate or otherwise establishes that the transferee owns such Common Share and demands not later than 10 days before the Meeting that the transferee's name be included in the list in which case the transferee will be entitled to vote such Common Share at the Meeting. A complete list of the shareholders entitled to vote at the Meeting will be open to examination by any shareholder for any purpose germane to the Meeting, during ordinary business hours for a period of 10 days prior to the Meeting, at the office of The R-M Trust Company at Mall Level, 1177 West Hastings Street, Vancouver, British Columbia V6E 2K3.

To the knowledge of the directors or senior officers of the Corporation as of April 23, 1997, no person or entity beneficially owns, directly or indirectly, or exercises control or direction over, shares carrying more than 10% of the voting rights attached to the Corporation's issued and outstanding Common Shares, as at the date hereof.


               VOTES NECESSARY TO PASS RESOLUTIONS AT THE MEETING

Under the Corporation's By-Laws, the quorum for the transaction of business at the Meeting consists of two persons present in person, each being a shareholder entitled to vote thereat or a duly appointed proxyholder or representative for a shareholder so entitled. Pursuant to the Canada Business Corporations Act ("CBCA") and the Corporation's By-Laws, directors must be elected and resolutions referred to in the accompanying Notice of Meeting must be passed by a majority of the votes cast by the shareholders who voted in respect of the particular matter.


                                 ANNUAL REPORT

The Annual Report for the fiscal year ended December 31, 1996, accompanies this Management Proxy Circular. The consolidated financial statements of the Corporation, the accompanying notes and report of the independent auditor, the selected financial data for each of the years ended December 31, 1996, 1995 and 1994 and management's discussion and analysis of the Corporation's financial condition and results of operations are included in the Annual Report.


                             APPOINTMENT OF AUDITOR

The persons named in the enclosed proxy form intend to vote for the appointment of Coopers & Lybrand, Chartered Accountants, as auditor of the Corporation to hold office until the next annual general meeting of shareholders and to authorize the directors of the Corporation to fix the auditor's remuneration. Coopers & Lybrand has been the auditor of the Corporation since May 16, 1992.

A representative of the firm of Coopers & Lybrand will be present at the Meeting, will have an opportunity to make a statement if desired and will be available to answer any questions shareholders may have with respect to the financial statements of the Corporation for the fiscal year ended December 31, 1996.


      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the U.S. Securities Exchange Act of 1934 requires the Corporation's executive officers, directors and persons who own more than ten percent (10%) of the Corporation's Common Shares to file initial reports of ownership and changes in ownership with the U.S. Securities and Exchange Commission ("SEC"). These reports are also filed with the American Stock Exchange.

Additionally, SEC regulations require that the Corporation identify any individual for whom one of the referenced reports was not filed on a timely basis during the most recent fiscal year or prior fiscal years. To the Corporation's knowledge, based solely on review of reports furnished to it and written representations that no other reports were required during and with respect to the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to its executive officers, directors and more than 10% beneficial owners were complied with, except as follows: (a) Messrs. Jeffrey T. Abbott, Gordon J. Bell, Carlos H. Bertoni, David K. Fagin and Hilbert N. Shields each inadvertently filed a late report showing their receipt of bonus shares; Dr. Jeffrey T. Abbott also filed two additional late reports: one report showing the grant of stock options was filed one week late and one report showing the sale of 1200 Common Shares was filed one month late; Messrs. Pierre Gousseland and Robert Minto each inadvertently filed their initial Form 3 one month late; and Mr. Louis O. Peloquin inadvertently filed one report showing the sale of 890 Common Shares two weeks late.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of April 11, 1997, with respect to beneficial ownership of the Corporation's Common Shares by each person known to the Corporation or its directors or senior officers to be the beneficial owner of more than 5% of its outstanding Common Shares, by each director and nominee for director of the Corporation, by each executive officer named in the table titled "Summary Compensation Table" which appears elsewhere in this Management Proxy Circular, and by all officers and directors of the Corporation as a group. Unless otherwise noted, each shareholder has sole investment and voting power over the Common Shares owned.

==============================================================================================
NAME AND ADDRESS OF BENEFICIAL OWNER       NUMBER OF COMMON SHARES    PERCENT OF COMMON SHARES
                                             BENEFICIALLY OWNED
==============================================================================================
Robertson Stephens & Company, Inc.               2,219,800(1)(2)                   8.9%
555 California Street
San Francisco, CA 94104
----------------------------------------------------------------------------------------------
Snyder Capital Management Inc.                   1,355,300(1)(3)                   5.6%
350 California Street, Suite 1460
San Francisco, CA 94104
----------------------------------------------------------------------------------------------
Dawson Samberg Capital Management, Inc.          1,307,500(1)                      5.07%
354 Pequot Avenue
Southport, CT  06490
----------------------------------------------------------------------------------------------
David A. Fennell(5),(6),(7)                      1,246,652(4)                      5.48%
----------------------------------------------------------------------------------------------
David K. Fagin(5),(6),(7)                        1,006,519(4)                      4.37%
----------------------------------------------------------------------------------------------
Jean-Pierre Lefebvre(6),(7)                        289,500(4)                      1.27%
1835 Sommet Trinite
St. Bruno, Quebec, Canada H3E 1J4
----------------------------------------------------------------------------------------------
Roger D. Morton(6),(7)                             282,500(4)                      1.24%
9039 Saskatchewan Dr.
Edmonton, Alberta, Canada T6G 2V2
----------------------------------------------------------------------------------------------
Gordon J. Bell(5),(6),(7)                          188,783(4)                        *
----------------------------------------------------------------------------------------------
Carlos H. Bertoni(6),(7)                           145,027(4)                        *
SIA Sul Trecho
3 no. 990
72100-030 Brasilia
DF Brasil
----------------------------------------------------------------------------------------------
Adrian W. Fleming(5),(6),(7)                       130,500(4)                        *
----------------------------------------------------------------------------------------------
Richard A. Stark(6),(7)                            112,000(4)                        *
340 Palmetto Point, John's Island
Vero Beach, FL 32963
----------------------------------------------------------------------------------------------
Hilbert N. Shields(6),(7)                           91,127(4)                        *
c/o Golden Star Resources Ltd.
57 High Street, Kingston
Georgetown, Guyana, South America
----------------------------------------------------------------------------------------------
Donald F. Mazankowski(6),(7)                        60,000(4)                        *
5238 45B Avenue
Vegreville, Alberta, Canada T9C 1S5
----------------------------------------------------------------------------------------------
Ernest C. Mercier(6),(7)                            51,000(4)                        *
77 Strathallan Blvd.
Toronto, Ontario, Canada M5N 1S8
----------------------------------------------------------------------------------------------
Pierre Gousseland(6),(7)                            42,000(4)                        *
4 Lafayette Court
Greenwich, CT  06830
----------------------------------------------------------------------------------------------


--------------------------------------------------- ---------------------------------- -----------------------------------
NAME AND ADDRESS OF BENEFICIAL OWNER                     NUMBER OF COMMON SHARES            PERCENT OF COMMON SHARES
                                                           BENEFICIALLY OWNED
--------------------------------------------------- ---------------------------------- -----------------------------------
Robert Minto(6),(7)                                                40,100(4)                           *
168 Bisley Street
Beaconsfield, Quebec, Canada H9W 1G9
--------------------------------------------------- ---------------------------------- -----------------------------------
Directors and Executive Officers as a group                      3,852,388(4)                          16.7%
Includes Common Shares subject to options
exercisable within days of April 11, 1997(6),(7)
--------------------------------------------------- ---------------------------------- -----------------------------------

*    Indicates less than one percent.
(1) This information was taken from the most current Schedule 13-G provided to the Corporation by this beneficial owner.
(2)  Does not include 275,000 Common Shares purchased on April 25, 1997.
(3)  Does not include 1,250,000 Common Shares purchased on April 25, 1997.
(4) Includes Common Shares subject to options exercisable within 60 days of April 11, 1997 as follows: Carlos Bertoni 110,300; Gordon Bell 177,700; David Fagin: 422,250; David Fennell: 112,650; Adrian Fleming: 130,500; Pierre Gousseland 40,000; Jean-Pierre Lefebvre: 110,000; Donald
     Mazankowski: 60,000; Ernest Mercier: 50,000; Robert Minto: 40,000; Roger
     Morton: 110,000; Hilbert Shields: 85,300; Richard Stark: 100,000. As a result of a plan of arrangement completed on March 14, 1995 between the Corporation and its shareholders, upon exercise of each option to purchase Common Shares granted prior to March 14, 1995, the holder thereof will, in addition, be entitled to receive one-fifth of one Class B common share of Guyanor Ressources S.A., a subsidiary of the Corporation ("Guyanor"), for each Common Share acquired thereunder.
(5) Address is c/o Golden Star Resources Ltd., 1700 Lincoln Street, Suite 1950, Denver, CO 80203.
(6) Guyanor, a company incorporated under the laws of France whose Class B common shares are listed on the Toronto Stock Exchange (the "TSE"), is an approximately 68% subsidiary of the Corporation. The following persons beneficially own Class B shares of Guyanor, including Class B common shares that may be acquired through options within 60 days of April 11, 1997 (figure in parentheses), as follows: Carlos Bertoni: 393,358 (386,800); David Fagin: 519,930 (397,258); David Fennell: 1,067,852
     (824,552); Adrian Fleming: 93,750 (93,750); Pierre Gousseland: 85,000
     (60,000); Jean-Pierre Lefebvre: 125,900 (70,000); Donald Mazankowski:
     62,500 (50,000); Ernest Mercier: 45,000 (40,000); Robert Minto: 10,500
     (10,000); Roger Morton: 150,700 (60,000); Hilbert Shields: 133,180
     (76,800); Richard Stark: 68,000 (50,000) and directors and executive officers as a group: 2,929,523 (2,284,362). This is in addition to the shares mentioned in note 2 above.
(7) Pan African Resources Corporation ("PARC"), a corporation organized under the laws of the Yukon Territory (Canada) whose common shares are quoted on the Canadian Dealing Network, is an approximately 58% owned subsidiary of the Corporation. The following persons beneficially own common shares in the capital of PARC, and common shares subject to options exercisable within 60 days of April 11, 1997 (figure in parentheses), as follows: Carlos Bertoni: 48,832 (16,800); David Fagin: 103,800 (103,800);
     David Fennell: 469,100 (369,000); Adrian Fleming: 301,100 (201,000);
     Pierre Gousseland: 62,020 (10,000); Jean-Pierre Lefebvre: 70,000 (70,000); Donald Mazankowski: 65,015 (50,000); Ernest Mercier: 65,015 (50,000);
     Robert Minto: 10,000 (10,000); Roger Morton: 60,000 (60,000); Hilbert
     Shields: 58,892 (16,850); Richard Stark: 90,030 (60,000) and directors and executive officers as a group 1,559,130 (1,146,750).


                             ELECTION OF DIRECTORS

The nine persons named below are the nominees of management for election as directors. Each elected director will hold office until the next annual meeting of the shareholders or until his successor is elected or appointed pursuant to relevant provisions of the By-Laws of the Corporation or the CBCA. It is the intention of the persons named as proxyholders in the enclosed proxy form to vote for the election to the Board of those persons hereinafter designated as nominees for election as directors. The Board does not contemplate that any of such nominees will be unable to serve as a director; however, if for any reason any of the proposed nominees do not stand for election or are unable to serve as such, PROXIES IN FAVOR OF MANAGEMENT DESIGNEES WILL BE VOTED FOR ANOTHER NOMINEE IN THE DISCRETION OF THE PROXY AGENT UNLESS THE SHAREHOLDER HAS SPECIFIED IN THE PROXY FORM THAT THE SHAREHOLDER'S COMMON SHARES ARE TO BE WITHHELD FROM VOTING IN THE ELECTION OF DIRECTORS.

The following table sets forth the name of each of the persons proposed to be nominated for election as a director; all positions and offices in the Corporation presently held by him; his present principal occupation or employment; if applicable, the date of his first appointment as a director; and his age. See "Security Ownership of Certain Beneficial Owners and Management" for the number of Common Shares of the Corporation that each nominee has advised are beneficially owned by him, directly or indirectly, or over which control or direction is exercised.

NAME AND POSITION WITH                 PRESENT AND PRINCIPAL OCCUPATION                              DATE OF FIRST          AGE
CORPORATION                                                                                          APPOINTMENT AS
                                                                                                       DIRECTOR
----------------------------------------- ------------------------------------------------------------ ------------------------
DAVID K. FAGIN (2)(4)                  Chairman of the Board of Directors of the Corporation         May 15, 1992(5)          59
Chairman of the Board

DAVID A. FENNELL                       President and Chief Executive Officer of the Corporation      May 15, 1992(5)          44
President, Chief Executive
Officer and Director

PIERRE GOUSSELAND (3)(4)               Self-Employed Business Consultant                             June 11, 1996            75
Director

JEAN-PIERRE LEFEBVRE (2)(3)            President and Director, Lefebvre Daigneault Hamelin Inc.      May 15, 1992(5)          65
Director

DONALD F. MAZANKOWSKI (2)(3)(4)        Businessman and Professional Director                         June 20, 1994            61
Director

ERNEST C. MERCIER (2)(3)               Businessman and Professional Director                         January 20, 1995         64
Director

ROBERT MINTO (1)(3)(4)                 Senior Vice President and General Manager, Operations, for    September 1, 1996(5)     56
Director                               Kilborn SNC Lavalin Inc.

ROGER D. MORTON (3)(4)                 Professor Emeritus of Economic Geology, University of         May 15, 1992(5)          61
Director                               Alberta; Consultant to mining companies

RICHARD A. STARK (2)(3)                Retired Lawyer; Businessman and Fiduciary Trustee             May 15, 1992(5)          76
Director

----------------------------------------- -------------------------------------
(1) Dr. Robert Minto was for the first time appointed to the Board in September 1996 following the resignation of Mr. Bernard Poznanski.
(2)  Member of the Audit and Governance Committee.
(3)  Member of the Compensation and Nominating Committee.
(4)  Member of the Environmental Committee.
(5) May 15, 1992 represents the date of the Corporation's formation upon the amalgamation of Golden Star Resources Ltd. ("Golden Star") and South American Goldfields Inc. ("South American"). Messrs. Fagin, Fennell, Lefebvre, Minto and Morton were, prior to the amalgamation, directors of Golden Star serving since February 3, 1992, March 7, 1984, August 7, 1986, October 31, 1986 and April 2, 1985, respectively.

Below is additional information concerning each of the individuals named in the above table.

     Mr. Fagin was President of Homestake Mining Company from May 1986 to July 1991. From July 1991 to February 1992, Mr. Fagin was an independent businessman and from February to May 1992, Mr. Fagin was Chairman, President and Chief Executive Officer of South American and Chairman and Chief Executive Officer of Golden Star. From May 1992 until May 1, 1996, Mr. Fagin was Chairman and Chief Executive Officer of the Corporation. On May 1, 1996, Mr. Fagin resigned as Chief Executive Officer of the Corporation. Mr. Fagin continues as non-executive Chairman of the Board.

     Mr. Fennell was President of Golden Star from 1984 to May 1992 and from November 30, 1990 to May 1992, was a director of South American. Since May 1992, Mr. Fennell has been President of the Corporation. In addition, on May 1, 1996, Mr. Fennell was promoted to the position of Chief Executive Officer of the Corporation.

     Mr. Gousseland was Chairman and Chief Executive Officer of AMAX, Inc. from 1975 until 1986. Since May 13, 1994, Mr. Gousseland has been a director of Guyanor. Since leaving AMAX, Inc., Mr. Gousseland has accepted a number of corporate directorships and currently serves as a director of Hanover Gold, Latin American Gold and Royal Gold, Inc.

     Mr. Lefebvre has been a director and President of Lefebvre Daigneault Hamelin Inc. (life insurance brokers and financial consultants) since 1966.

     Mr. Mazankowski was a Member of Parliament of Canada from 1968 to 1993 and was a member of the federal Canadian cabinet, holding at various times during that period the following cabinet positions: Deputy Prime Minister, Minister of Transport, Minister responsible for the Canadian Wheat Board, President of the Treasury Board, Minister responsible for Privatization and Regulatory Affairs, Minister of Agriculture and Minister of Finance. Since retiring from politics in 1993, Mr. Mazankowski has accepted a number of corporate directorships and currently serves as a director of Power Group of Canada Companies Great West Life Assurance Company, Investors Group, Weyerhauser Canada, Canadian Utilities Limited, Greyhound Canada, Canada Brokerlink, Gulf Canada Resources and Shaw Communications Inc.

     Mr. Mercier was employed from 1970 to January 1993 by The Toronto-Dominion Bank, most recently as Executive Vice President, Corporate & Investment Banking and as Co-Chairman, Toronto-Dominion Securities Inc. Mr. Mercier retired from The Toronto-Dominion Bank in 1993 and currently serves as a director of Oxford Properties Group Inc., Camvec Ltd., Pencor Petroleum Ltd. and Inter-City Products Ltd.

     Dr. Minto has worked for the SNC-Lavalin Group since 1973. He has held responsibilities as Vice-President Technology, Process Plants Division; Vice-President Metallurgical Technologies, Industrial Division and Vice-President, Mining and Metallurgy Division. Dr. Minto currently is the Senior Vice-President, Kilborn SNC-Lavalin Inc., a company, owned 100% by SNC-Lavalin Inc., that provides consulting, engineering and project management services to the mining/minerals/metals sector worldwide.

     Dr. Morton was a professor of Economic Geology at the University of Alberta from 1967 until 1995. He is now Professor Emeritus at the University of Alberta. Currently Dr. Morton serves as a director of Texas Star Resources Inc., Roraima Gold Corporation, Solitario Resources, Canadian Entech Research Corp., Takla Star Resources Ltd., International Capri Ltd., Layfield Resources Ltd. and Arian Resources and acts as a private consultant to mining companies.

     Mr. Stark was an associate and partner in the New York law firm of Milbank, Tweed, Hadley & McCloy from 1948 to 1990, and has been a fiduciary trustee since 1980, and a managing partner in several real estate ventures for more than 10 years.

There are no family relationships between any of the nominees, directors or officers of the Corporation.

See "Statement of Corporate Governance Practices" for information on Board committees and directors' meeting attendance.


                              EXECUTIVE OFFICERS

In addition to Mr. Fennell, the Corporation's executive officers are as follows:

==================================================================================================================================
NAME                     AGE    PRESENT AND PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS
==================================================================================================================================
Jeffrey T. Abbott         55    President of Southern Star Resources Ltd. a wholly-owned subsidiary of the Corporation since
                                March 1995; prior thereto, Manager of the Latin America division of the Corporation from October
                                1994; prior thereto, Vice President of Homestake International & Minera Homestake Chile.
----------------------- ------- --------------------------------------------------------------------------------------------------
Gordon J. Bell            39    Vice President and Chief Financial Officer since November 1995; prior thereto, Vice President and Director, RBC Dominion Securities Inc. from October 1994; Vice President RBC Dominion
                                Securities Inc. from December 1991 to October 1994.
----------------------- ------- --------------------------------------------------------------------------------------------------
Carlos H. Bertoni         45    Vice President, Exploration (Eastern Division) since October 1993 and prior thereto, Exploration
                                Manager.  Mr. Bertoni joined Golden Star in 1988 as a Senior Geologist.
----------------------- ------- --------------------------------------------------------------------------------------------------
Adrian W. Fleming         49    Executive Vice President, Exploration since May 1996, President and Chief Executive Officer of
                                PARC since 1995 and of PARC subsidiary (Barbados) since 1994; Director of Barnu Pty Limited
                                (industrial minerals mining company) from 1990 to 1993.
----------------------- ------- --------------------------------------------------------------------------------------------------


==================================================================================================================================
NAME                     AGE    PRESENT AND PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS
==================================================================================================================================
Louis O. Peloquin         39    Vice President, General Counsel and Secretary since 1993; prior thereto, practiced law at
                                McCarthy Tetrault (law firm) from 1991 to June 1993.
----------------------- ------- --------------------------------------------------------------------------------------------------
Hilbert N. Shields        41    Vice President, Exploration (Western Division) since October 1993 and prior thereto, Exploration
                                Manager.  Mr. Shields joined Golden Star in 1986 as Chief Geologist.
----------------------- ------- --------------------------------------------------------------------------------------------------
Richard A. Winters        34    Vice President, Corporate Development since August 1995; prior thereto Senior Analyst, Robertson
                                Stephens & Co. from August 1994; prior thereto Senior Engineer, Phelps Dodge Mining Co. from
                                January 1993 to August 1994; prior thereto Instructor Mineral Economics, Colorado School of Mines
                                from June 1991.
----------------------- ------- --------------------------------------------------------------------------------------------------



               COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

The following table sets forth in summary form the compensation received during each of the Corporation's last three complete fiscal years by the Chief Executive Officer of the Corporation and by the four other most highly compensated officers whose compensation exceeded CDN$100,000 during the fiscal year ended December 31, 1996 (collectively, the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE


--------------------------------------------------------------------------------------------------------------------------
                                     ANNUAL COMPENSATION                         LONG-TERM COMPENSATION (1)
                            -----------------------------------             ----------------------------------
                                                                                     AWARDS
                                                                 ---------------------------------------------
                                                                   NUMBER OF
                                                                   SECURITIES
                                                                   UNDERLYING     NUMBER OF     NUMBER OF
                                                                    OPTIONS       SECURITIES    SECURITIES
                                                                    GRANTED       UNDERLYING    UNDERLYING
                                                      OTHER          BY THE        OPTIONS        OPTIONS       ALL OTHER
                              SALARY      BONUS       ANNUAL       CORPORATION    GRANTED BY    GRANTED BY      COMPENSA-
NAME AND                      (US$)       (US$)      COMPENSA-         (#)         GUYANOR         PARC           TION
PRINCIPAL POSITION    YEAR     (2)         (3)       TION (US$)        (8)           (#)           (#)            (US$)
---------------------------------------------------------------------------------------------   --------------------------
David K. Fagin       1996    246,000     40,000        37,743         25,000       110,000       120,000         25,684
Chairman (9)         1995    232,000     40,000        37,286(5)     125,000       300,000             0         23,837(10)
                     1994    221,000     40,000        15,557(5)      60,000             0             0         17,849(10)
---------------------------------------------------------------------------------------------   --------------------------
David A. Fennell     1996    246,000     40,000       204,917        150,000       375,000       600,000         17,364
President and        1995    232,000    532,771(4)     38,342(5)     125,000       600,000             0         17,912(10)
Chief Executive      1994    221,000     40,000        49,936(5)      60,000             0             0          9,940(10)
Officer
---------------------------------------------------------------------------------------------   --------------------------
Adrian W. Fleming    1996    230,000          0              (6)     150,000       125,000       300,000              0
Executive            1995    260,000          0              (6)           0         5,000             0              0
Vice-President,      1994    175,005     19,100        25,810(7)      30,000             0             0              0
Exploration
---------------------------------------------------------------------------------------------   --------------------------
Carlos H. Bertoni    1996    185,000          0              (6)      25,000        50,000        30,000              0
Vice-President       1995    176,000     58,802(4)           (6)      40,000       400,000             0              0
Exploration          1994    161,000     12,600              (6)      25,000             0             0              0
(Eastern Division)
---------------------------------------------------------------------------------------------   --------------------------
Hilbert N. Shields   1996    185,000          0              (6)      25,000        50,000        35,000              0
Vice-President       1995    176,000     58,802(4)           (6)      40,000        40,000             0              0
Exploration          1994    161,000     12,600              (6)      25,000             0             0              0
(Western Division)
---------------------------------------------------------------------------------------------   --------------------------
Gordon J. Bell       1996    180,000          0        14,571         30,000        85,000       120,000            740(10)
Vice-President and   1995     28,038     30,000              (6)     250,000        25,000             0              0
Chief Financial      1994        N/A        N/A           N/A            N/A           N/A           N/A            N/A
Officer
---------------------------------------------------------------------------------------------   --------------------------

(1) There were no long-term incentive plan payouts during the periods indicated.
(2)   The dollar value of base salary (cash and non-cash) earned.

(3) The dollar value of bonuses (cash and non-cash) earned. The 1996 bonuses were declared January 1, 1997, the 1995 bonuses were declared December 29, 1995 and the 1994 bonuses were declared in February 1995.
(4) Included in 1995 bonus amounts are special one time stock bonuses granted to Messrs. Fennell, Shields and Bertoni pursuant to the Corporation's Employees' Stock Bonus Plan. On February 1, 1995, 75,000 bonus Common shares were issued to Mr. David A. Fennell and 10,000 bonus Common Shares were issued to each of Messrs. Bertoni and Shields. Mr. Fennell's bonus Common Shares resulted in bonus compensation of US$492,771 being recorded in 1995. In respect of Messrs. Bertoni and Shields, two-thirds of the bonus Common Shares, resulting in bonus compensation of US$43,802 being recorded for each of Messrs. Bertoni and Shields, were distributed in 1995 pursuant to a specific distribution schedule with the remaining one-third distributed on March 1, 1996.
(5) Pertains to deemed taxable benefit of interest free loans from the Corporation. See "Indebtedness of Directors and Officers."
(6) Other annual compensation, including perquisites and other personal benefits, securities or property, did not exceed 10% of the total of the annual salary and bonus, if applicable.
(7)  This amount is in respect of amounts reimbursed for relocation expenses.
(8) Upon exercise of the options granted prior to March 14, 1995, the holder will, in addition, be entitled to receive one-fifth of one Class B share of Guyanor for each Common Share acquired.
(9)  Mr. Fagin was Chief Executive Officer of the Corporation until May 1996.
(10) These amounts are in respect of premiums paid for life insurance for the benefit of these executives.


         Employment Contracts and Termination Arrangements

In 1992, the Corporation entered into an employment contract with Mr. David Fagin. On February 10, 1997, Mr. Fagin's employment contract was amended and restated. Pursuant to Mr. Fagin's amended and restated employment contract expiring on December 31, 1997, Mr. Fagin is paid a base salary of US$258,300 per year. Mr. Fagin is also entitled to receive a performance bonus of US$40,000. The Corporation has to pay for insurance policies on the life of Mr. Fagin until July 1, 1997. Mr. Fagin will serve as the non-executive Chairman of the Corporation's Board of Directors until the Meeting.

In 1992, the Corporation entered into an employment contract with Mr. David Fennell which is effective until December 31, 1997. Pursuant to his employment contract, Mr. Fennell is paid a minimum base salary of US$180,000 per year, with annual increases (thereto which commenced January 1, 1993) as the Board may from time to time determine, provided that such increases be no less than the greater of the percentage change in the U.S. Consumer Price Index over the past year, and 5%. Mr. Fennell is also entitled to receive an annual performance bonus based upon satisfactory performance as measured against objective standards. The amount of any annual performance bonus which would exceed US$30,000 may be payable in Common Shares. The Corporation also pays for two insurance policies on the life of Mr. Fennell, each in the amount of US$1 million, with the benefits under one policy being payable to the Corporation and the second payable to Mr. Fennell's designated beneficiary. If the Corporation should terminate Mr. Fennell's employment without cause, the Corporation would have to pay Mr. Fennell, in lieu of notice, an amount equal to the greater of (a) three times Mr. Fennell's base salary (with annual increments) at the time of termination, plus US$90,000 as deemed performance bonuses, or (b) three times the aggregate cash compensation received by Mr. Fennell from the Corporation during the preceding 12 months.

On August 1, 1996, the Corporation entered into an employment contract with Mr. Adrian Fleming. The contract is for a three-year term ending on August 1, 1999. Under the contract, Mr. Fleming is paid a minimum base salary of US$200,000 per year. The employment contract will be automatically extended from year to year after the expiration of the term unless Mr. Fleming or the Corporation elect to terminate the contract in accordance with the terms and condition of the contracts. The Corporation may terminate Mr. Fleming's employment without cause upon payment of a lump sum equal to the salary, bonus and benefits to which Mr. Fleming would have been entitled for a period of twelve months after such termination. If Mr. Fleming's employment is terminated upon the occurrence of a change in control of the Corporation, he would be entitled to receive payment of a lump sum equal to his salary, bonus and benefits for a period of twelve months after such termination. Pursuant to this contract, the employment agreement dated May 5, 1994 between PARC and Mr. Fleming was terminated.

On November 6, 1995, the Corporation entered into an employment contract with Mr. Gordon Bell. Mr. Bell's employment contract is for a three-year term ending on November 6, 1998. Mr. Bell is paid a minimum base salary of US$180,000 per year. The employment contract will be automatically extended from year to year after the expiration of the term unless Mr. Bell or the Corporation elect to terminate the contract in accordance with the terms and condition of the contracts. The Corporation may terminate Mr. Bell's employment without cause upon payment of a lump sum equal to the salary, bonus and benefits to which Mr. Bell would have been entitled for a period of twelve months after such termination. If Mr. Bell's employment is terminated upon the occurrence of a change in control of the Corporation, he would be entitled to receive payment of a lump sum equal to the salary, bonus and benefits to which he would have been entitled for a period of twelve months.

The Corporation also has employment contracts with each of Messrs. Carlos Bertoni and Hilbert Shields. These two contracts dated as of January 1, 1994 are for three-year terms with be automatic renewals from year to year after the expiration of the term unless either Messrs. Bertoni and Shields or the Corporation elect to terminate the contract in accordance with the terms and condition of the contracts. Under the contracts, each of Messrs. Bertoni and Shields are paid a minimum base salary of US$125,000 per year. As Messrs. Bertoni and Shields are based in South America, each is also entitled to a living allowance of US$36,000 per year. The initial term of these two contracts expired on December 31, 1996. The contracts were automatically extended for an additional year until December 31, 1997. The Corporation may terminate either of Mr. Bertoni's or Mr. Shields' employment without cause on twelve months' written notice. If either Mr. Bertoni or Mr. Shields' employment is terminated upon the occurrence of a change in control of the Corporation he would be entitled to receive his salary and benefits for a period of twelve months.

         Report on Executive Compensation

The Compensation and Nominating Committee (the "Compensation Committee"), presently consisting of Messrs. Lefebvre, Gousseland, Mazankowski, Mercier, Minto, Morton and Stark, all non-employee directors, has responsibility for approving compensation arrangements for all executive officers of the Corporation and its controlled subsidiaries (subject to the approval of the Board of Directors of such subsidiaries). Cash and benefits compensation is provided for in employment agreements which have been negotiated and entered into with the Chairman, the President and Chief Executive Officer and the Vice-Presidents of the Corporation. The terms of the agreement with the President and Chief Executive Officer were determined prior to the formation of the Compensation Committee. At the time the agreements with the Vice-Presidents were entered into, the Compensation Committee considered the compensation levels for the Vice-Presidents to be comparable to those of other public gold exploration companies. Subsequent adjustments have reflected, among other things, merit, cost of living and special living conditions. Executive salaries are reviewed by the Compensation Committee on a yearly basis and are set for individual executive officers based on the level of responsibility, scope and complexity of the executive's position and a subjective evaluation of each individual role and performance in advancing the successful development of the Corporation, the officer's performance, the Corporation's performance and a comparison of salary ranges for executives of other similar companies in the mining industry.

Because the Corporation is in an early stage mineral development business, the Compensation Committee considers an essential element of its compensation arrangements for executive officers to consist of options to purchase Common Shares and stock bonuses in order to provide appropriate incentive for individual and group effort. In determining the amount of stock options and stock bonuses to be granted, the Compensation Committee considers, among other things, the officer's position, salary, and previous and anticipated accomplishments.

Submitted by the Compensation Committee:

                                            Jean-Pierre Lefebvre (Chairman)
                                            Pierre Gousseland
                                            Donald Mazankowski
                                            Ernest Mercier
                                            Robert Minto
                                            Roger D. Morton
                                            Richard A. Stark

COMPENSATION OF DIRECTORS

         Directors' Fees

During the year ended December 31, 1996, the Corporation paid a total of US$71,000 to its non-employee directors in respect of Board and committee participation. The non-employee directors of the Corporation are each paid an amount of US$12,000 per year. During the year ended December 31, 1996, Mr. Richard A. Stark was paid a further US$12,000 as Chairman of the Audit and Governance Committee. The non-employee directors are also reimbursed for transportation and other out-of-pocket expenses reasonably incurred for attendance at Board and committee meetings and in connection with the performance of their duties as directors.

         Stock Options

The Corporation's Non-Discretionary Directors' Stock Option Plan, as amended (the "Directors' Plan"), which is limited to non-employee directors of the Corporation, provides for the grant of options, on an automatic basis, as of the date such directors first become non-employee directors, provided that, within the previous year, such directors were not granted any other stock options by the Corporation. The number of Common Shares so granted is currently set at 40,000 Common Shares. In addition, on each anniversary of his appointment to the Board, a non-employee director is entitled to receive an automatic stock option to purchase 10,000 Common Shares. The total number of Common Shares that may be reserved for issuance to any one non-employee director may not exceed 5% of the issued and outstanding Common Shares from time to time. 510,000 Common Shares were reserved for issuance under outstanding options granted under the Directors' Plan as of April 23, 1997.

All options granted under the Directors' Plan vest immediately after they have been granted, subject to certain restrictions under United States securities laws. See "Stock Incentives" for other particulars of the Directors' Plan which are the same as the Employees' Stock Option Plan. See "Approval of the 1997 Stock Option Plan" for a description of the proposed 1997 Stock Option Plan being submitted for shareholders' approvals. If the new plan is approved and the necessary regulatory approvals obtained, the Directors' Plan will be terminated.

The non-employee directors of the Corporation because they are not employed by Guyanor are not eligible to participate in Guyanor's Stock Option Plan. Therefore, the Corporation has granted to its non-employee directors options to purchase Class B shares of Guyanor from the Class B shares that the Corporation owns. In December 1996, each non-employee director received an option to purchase 10,000 Class B shares of Guyanor. The term of each option is 10 years and the exercise price CDN$9.20 per share. Mr. Jean-Pierre Lefebvre, Dr. Roger Morton and Mr. Richard Stark each also received another option to purchase an additional 10,000 Class B shares as compensation for his services as Chairman of the Compensation and Nominating Committee, the Environmental Committee and the Audit and Governance Committee, respectively, of the Board. The term of the options is 10 years and the exercise price CDN$9.20 per share. The options vested immediately.

The following table sets forth information with respect to options granted to the Corporation's non-employee directors as a group under the Directors' Plan as well as options granted by the Corporation to purchase Guyanor Class B shares and options granted by PARC to purchase common shares of PARC during the financial year ended December 31, 1996.

                     OPTION GRANTS DURING LAST FISCAL YEAR
                      (ALL $ AMOUNTS IN CANADIAN DOLLARS)

===================================================================================================================================
            GROUP                                                                MARKET VALUE OF
   -----------------------     SECURITIES UNDER                               SECURITIES UNDERLYING
   NON-EXECUTIVE DIRECTORS     OPTIONS GRANTED      EXERCISE OR BASE PRICE    OPTIONS ON THE DATE OF
   AS A GROUP (7 PERSONS)            (#)                 ($/SECURITY)           GRANT ($/SECURITY)             EXPIRATION DATE
===================================================================================================================================
                                   10,000                    9.50                      9.50                    January 30, 2006
                                   30,000                    22.75                     22.75                       May 16, 2006
                Corporation        40,000                    19.00                     19.00                      June 11, 2006
Company                            10,000                    19.00                     19.00                      June 20, 2006
Whose                              40,000                    24.40                     24.40                  September 1, 2006
Shares are    ---------------------------------------------------------------------------------------------- ----------------------
Subject of
Options         Guyanor           100,000                     9.20                      9.20                  December 10, 2006
Granted       ---------------------------------------------------------------------------------------------- ----------------------

                PARC              210,000                     0.985                     0.985                  February 7, 2001
                                  100,000                     0.65                      0.65                  December 10, 2001
------------------------------------------------------------------------------------------------------------ ----------------------


The following table sets forth information with respect to the exercise during the financial year ended December 31, 1996, by the non-employee directors as a group, of options granted under the Directors' Plan, options granted by the Corporation to acquire Guyanor Class B shares or options granted by PARC to acquire common shares of PARC as well as the value of their outstanding options as of December 31, 1996.

              AGGREGATED OPTION EXERCISES DURING LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES
                      (ALL $ AMOUNTS IN CANADIAN DOLLARS)

=================================================================================================================================
                                                                                                      VALUE OF UNEXERCISED IN-
                                                                          UNEXERCISED OPTIONS AT        THE-MONEY OPTIONS AT
            GROUP                                                                 FY-END                      FY-END ($)
-----------------------      SECURITIES ACQUIRED ON   AGGREGATE VALUE               (#)                      EXERCISABLE/
NON-EXECUTIVE DIRECTORS             EXERCISE             REALIZED               EXERCISABLE/                UNEXERCISABLE
AS A GROUP (7 PERSONS)                (#)                  ($)                 UNEXERCISABLE                     (2)
=================================================================================================================================
Company     Corporation            20,000                 370,760           500,000 Exercisable(1)    2,972,050  Exercisable(1)
Whose
Shares are  ---------------------------------------------------------------------------------------------------------------------
Subject of  Guyanor                20,000                 314,900           290,000 Exercisable       1,292,500  Exercisable
Options                             4,000(3)               71,380
Granted     ---------------------------------------------------------------------------------------------------------------------
            PARC                        0                       0           310,000 Exercisable           4,000  Exercisable

----------------------------------------------------------------------------------------------------------------------------------

(1) Upon exercise of stock options granted prior to March 14, 1995, the holder will, in addition, be entitled to receive one-fifth of one Class B share of Guyanor for each Common Share acquired.
(2) For all unexercised options held as of December 31, 1996, the aggregate dollar value of the excess of the market value of the shares underlying those options over the exercise price of those unexercised options. On December 31, 1996, the closing price of the Common Shares was CDN$18.05 on the TSE, the closing price of the Guyanor Class B share was CDN$9.25 on the TSE and the closing price of PARC common shares was CDN$0.69 on the Canadian Dealing Network ("CDN"). On April 15, 1997, the closing price of the Common Shares was CDN$11.65 per share on the TSE, the closing price of the Guyanor Class B share was CDN$4.00 on the TSE and the closing price of the PARC common shares was CDN$0.42 on the CDN.
(3) Guyanor Class B shares obtained through the exercise of the Corporation's stock options granted prior to March 14, 1995 (see footnote (1)).


                               STOCK INCENTIVES

STOCK OPTION PLANS

The Corporation has an Employees' Stock Option Plan (the "Employees' Plan") and the Directors' Plan (collectively, the "Stock Option Plans") for employees (including executive officers and consultants) and non-employee directors, respectively, which were first approved in May of 1992 by the shareholders of each of Golden Star and South American for use by the Corporation upon amalgamation. Certain amendments to the Stock Option Plans were approved in 1994, 1995 and 1996 by the shareholders of the Corporation.

The Employees' Plan is administered by the Compensation Committee, an independent committee of the Board, and provides for the grant of options to officers, key employees and employee-directors and consultants of the Corporation or any of its subsidiaries. The vesting schedule of options issued pursuant to the Employees' Plan is specified by the Compensation Committee at the time of grant of the option and may be accelerated by the Compensation Committee in certain circumstances. Provision is also made in the Employees' Plan for interest-free non-recourse loans to employee participants. The loans are secured by a pledge to the Corporation of the optioned Common Shares and are repayable prior to the earliest of the date which is five years from the date of the loan, ten years from the date of grant of the particular option and 30 days after the optionee ceases to be employed by the Corporation for any reason other than death.

The Directors' Plan is administered by the Board and provides for automatic grant of options to non-employee directors, as set forth under "Compensation to Directors - Stock Options".

Options granted pursuant to either Stock Option Plan are non-assignable and are exercisable for a period of 10 years. The aggregate maximum number of Common Shares which the Corporation could at any time reserve for issuance under the Stock Option Plans or other stock incentive arrangements cannot currently exceed in the aggregate 4,539,494 Common Shares, i.e., 3,591,994 Common

Shares for the Employees' Plan, 627,500 Common Shares for the Directors' Plan and 320,000 Common Shares for the Corporation's Stock Bonus Plan. See "Stock Bonus Plan". The number of Common Shares reserved for issuance to any one person pursuant to options may not exceed that permitted by the rules and policies of the stock exchanges on which the Common Shares are listed. As of the date hereof, only the TSE has imposed limits on the number of Common Shares that may be reserved for issuance upon exercise of stock options. Under the rules and policies of the TSE, a corporation may not reserve for issuance to any one person upon exercise of stock options more than 5% of the Outstanding Issue (as defined hereinafter). For this purpose, "Outstanding Issue" means the number of shares of the applicable class outstanding on a non-diluted basis, subject to any applicable adjustments provided for in Section 628 to 630 of the TSE's policies. The total number of Common Shares that may be reserved at any time under the Stock Option Plans and under the Stock Bonus Plan for issuance to insiders of the Corporation is limited to 10% of the Outstanding Issue and no more than 5% of the Outstanding Issue could be issued to any one insider in a one-year period. The exercise price of the options granted under the Stock Option Plans is the market price of the Common Shares on the date of grant.

The shareholders at the Meeting are being asked to approve a new plan, the 1997 Stock Option Plan. If the new plan is approved and necessary regulatory approvals obtained, the Employees' Plan and Directors' Plan will be terminated (see "Approval of the 1997 Stock Option Plan" for description of the proposed plan). The outstanding options granted under the Employees' Plan and Directors' Plan will be assumed under the 1997 Stock Option Plan and will not otherwise be adversely affected by such termination. As of April 23, 1997, 2,919,898 Common Shares were received for issuance with respect to outstanding options granted under the Employees' Plan and the Directors' Plan.

STOCK OPTION GRANTS

The following table sets forth information concerning grants of stock options made by the Corporation, Guyanor and PARC during the fiscal year ended December 31, 1996 to the Named Executive Officers. Information is set forth for options to purchase Common Shares granted by the Corporation under the Employees' Plan, options to purchase Class B shares of Guyanor granted by Guyanor under its stock option plan and options to purchase common shares granted by PARC under its stock option plan.


                      OPTION GRANTS IN LAST FISCAL YEAR

==============================================================================================================================
                                         INDIVIDUAL GRANTS                                                      GRANT VALUE
==============================================================================================================================
                                                                      MARKET VALUE
                                                                      OF SECURITIES
                        NUMBER OF       % OF TOTAL                     UNDERLYING
NAME OF OPTIONEE        SECURITIES       OPTIONS                       OPTIONS ON
AND COMPANY             UNDERLYING     GRANTED TO       EXERCISE OR    THE DATE OF
WHOSE SHARES ARE        OPTIONS       EMPLOYEES IN      BASE PRICE       GRANT                                    GRANT DATE
SUBJECT OF OPTIONS      GRANTED         FINANCIAL         (CDN$/         (CDN$/                                 PRESENT VALUE
GRANTED                    (#)            YEAR           SECURITY)      SECURITY)          EXPIRATION DATE          (1)
---------------------- ------------------ ----------------- -------------- ---------------- ---------------------- -----------
Gordon J. Bell
     Corporation       30,000             3.48             18.45          18.45             December 18, 2006      300,771
     Guyanor           75,000             5.79              3.30           3.30             February 21, 2006      158,693
     Guyanor           15,000             1.16              9.20           9.20             December 10, 2006       89,064
     PARC             100,000             5.24              0.99           0.99             February 7, 2001        72,850
     PARC              25,000             1.31              0.65           0.65             December 10, 2007       12,095
---------------------- ------------------ ----------------- -------------- ---------------- ---------------------- -----------
Carlos H. Bertoni
     Corporation       25,000             2.90             18.45          18.45             December 18, 2006      250,643
     Guyanor           40,000             3.09              3.30           3.30             February 21, 2006       84,636
     Guyanor           10,000             0.77              9.20           9.20             December 10, 2006       59,376
     PARC              10,000             0.52              0.99           0.99             February 7, 2001         7,285
     PARC              20,000             1.05              0.65           0.65             December 10, 2007        9,676
---------------------- ------------------ ----------------- -------------- ---------------- ---------------------- -----------
David K. Fagin
     Corporation       25,000             2.90             18.45          18.45             December 18, 2006      250,643
     Guyanor          100,000             7.72              3.30           3.30             February 21, 2006      211,590
     Guyanor           10,000             0.77              9.20           9.20             December 10, 2006       59,376
     PARC             100,000             5.24              0.99           0.99             February 7, 2001        72,850
     PARC              20,000             1.05              0.65           0.65             December 10, 2007        9,676
---------------------- ------------------ ----------------- -------------- ---------------- ---------------------- -----------

==============================================================================================================================
                                         INDIVIDUAL GRANTS                                                      GRANT VALUE
==============================================================================================================================
                                                                      MARKET VALUE
                                                                      OF SECURITIES
                        NUMBER OF       % OF TOTAL                     UNDERLYING
NAME OF OPTIONEE        SECURITIES       OPTIONS                       OPTIONS ON
AND COMPANY             UNDERLYING     GRANTED TO       EXERCISE OR    THE DATE OF
WHOSE SHARES ARE        OPTIONS       EMPLOYEES IN      BASE PRICE       GRANT                                    GRANT DATE
SUBJECT OF OPTIONS      GRANTED         FINANCIAL         (CDN$/         (CDN$/                                 PRESENT VALUE
GRANTED                    (#)            YEAR           SECURITY)      SECURITY)          EXPIRATION DATE          (1)
---------------------- ------------------ ----------------- -------------- ---------------- ---------------------- -----------
David A. Fennell
     Corporation       150,000            17.40            18.45          18.45             December 18, 2006    1,503,855
     Guyanor           300,000            23.15             3.30           3.30             February 21, 2006      634,770
     Guyanor            75,000             5.79             9.20           9.20             December 10, 2006      445,320
     PARC              500,000            26.21             0.99           0.99             February 7, 2001       364,250
     PARC              100,000             5.24             0.65           0.65             December 10, 2007       48,380
---------------------- ------------------ ----------------- -------------- ---------------- ---------------------- -----------
Adrian W. Fleming
     Corporation       150,000            17.40            22.80          22.80             May 9, 2006          1,878,180
     Guyanor            10,000             0.77             3.30           3.30             February 21, 2006       21,159
     Guyanor           125,000             9.65            12.40          12.40             May 15, 2006         1,007,300
     PARC              300,000            15.73             0.99           0.99             February 7, 2001       218,550
---------------------- ------------------ ----------------- -------------- ---------------- ---------------------- -----------
Hilbert N. Shields
     Corporation        25,000             2.90            18.45          18.45             December 18, 2006      250,643
     Guyanor            40,000             3.09             3.30           3.30             February 21, 2006       84,636
     Guyanor            10,000             0.77            12.40          12.40             December 10, 2006       59,376
     PARC               15,000             0.79             0.99           0.99             February 7, 2001        10,928
     PARC               20,000             1.05             0.65           0.65             December 10, 2007        9,676
---------------------- ------------------ ----------------- -------------- ---------------- ---------------------- -----------

(1) Based on the Black-Scholes option pricing model, a widely recognized method of valuing options. The following assumptions were used in determining the value of the options using the model:

                            Corporation       Guyanor             PARC
                            -----------       ------              ----
Expected Volatility          55%               73%                 93%
Risk Free Interest Rate      6.14% to 6.58%    5.5% to 6.39%       5.25% to 5.93%
Expected Lives               5 years           5 years             5 years
Annual Dividend Rate         0%                0%                  0%
Forfeiture Rate              1.5%              0%                  0%

     The expected volatility of share prices was based on the two-year historic daily stock prices adjusted for non-recurring past experiences. The risk free interest used was the interest rate on U.S. Zero Coupon Bonds with time to maturity approximately equal to the options expected time to exercise. Neither the Corporation, Guyanor or PARC have paid dividends in the past. The actual value, if any, that an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised. Consequently, there is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The model is used for valuing market traded options and is not directly applicable to valuing stock options granted under the Corporation's, Guyanor's and PARC's option plans, which options are non-transferable.

STOCK OPTION EXERCISES AND YEAR-END OPTION VALUES

The following table sets forth information concerning each exercise of stock options to purchase Common Shares, Class B shares of Guyanor or common shares of PARC during the fiscal year ended December 31, 1996 by the Named Executive Officers and the fiscal year-end value of unexercised options held by the Named Executive Officers.


              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES

---------------------------- ---------------- -------------------- -------------------------------- -------------------------------
                             COMMON
NAME OF OPTIONEE AND         SHARES         AGGREGATE VALUE                                           VALUE OF UNEXERCISED
COMPANY WHOSE              ACQUIRED ON         REALIZED             NUMBER OF SECURITIES         IN-THE-MONEY OPTIONS AT FISCAL
SHARES ARE SUBJECT OF       EXERCISE             (CDN$)        UNDERLYING UNEXERCISED OPTIONS            YEAR END (CDN$)
OPTIONS GRANTED                (#)                (1)                AT FISCAL YEAR END                        (3)
                                                              =================================================================
                                                              EXERCISABLE     UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
-----------------------------------------------------------------------------------------------------------------------------------
Gordon J. Bell
     Corporation                 0                 N/A              177,700         102,300          1,954,725          962,775
     Guyanor                 1,949              18,419               45,401          67,650            244,486          346,583
     PARC                        0                 N/A               42,500          82,500                340              660
-----------------------------------------------------------------------------------------------------------------------------------
Carlos H. Bertoni
     Corporation                 0                 N/A              110,300(2)       29,700(2)         786,756          137,544
     Guyanor                50,000             645,000              241,600         158,400          1,640,120        1,100,880
     PARC                        0                 N/A               16,800          13,200                272              528
-----------------------------------------------------------------------------------------------------------------------------------
David K. Fagin
     Corporation           100,000           1,624,000              397,250(2)       57,750(2)       3,203,005          429,825
     Guyanor                 9,742             100,609              235,258         165,000          1,570,295        1,100,550
     PARC                        0                 N/A               40,800          79,200                272              528
-----------------------------------------------------------------------------------------------------------------------------------
David A. Fennell
     Corporation           480,100           8,531,530              112,650(2)      140,250(2)         467,565          314,738
     Guyanor                 1,948              20,118              527,552         445,500          3,468,547        2,596,275
     PARC                        0                 N/A              204,000         396,000              1,360            2,640
-----------------------------------------------------------------------------------------------------------------------------------
Adrian W. Fleming
     Corporation                 0                 N/A               70,800         109,200             36,630           18,870
     Guyanor                 5,000              53,250               57,500          82,500             59,500                0
     PARC                        0                 N/A              102,000         198,000                  0                0
-----------------------------------------------------------------------------------------------------------------------------------
Hilbert. N. Shields
     Corporation            25,000             365,625               85,300(2)       29,700(2)         473,006          100,716
     Guyanor                     0                 N/A               50,400          39,600            273,040          251,460
     PARC                        0                 N/A               11,900          23,100                272              528
-----------------------------------------------------------------------------------------------------------------------------------

(1) With respect to options exercised during the Corporation's fiscal year ended December 31, 1996, the dollar value of the difference between the option exercise price and the market value of the shares under option purchased on the date of the exercise of the options.
(2) Upon exercise of options granted prior to March 14, 1995, the holder will, in addition, be entitled to receive one-fifth of one Class B share of Guyanor for each Common Share acquired. Mr. Fagin obtained an additional 20,000 Class B shares of Guyanor through the exercise of options granted by the Corporation prior to March 14, 1995. Mr. Fennell obtained an additional 87,520 Class B shares of Guyanor through the exercise of options granted by the Corporation prior to March 14, 1995. Mr. Shields obtained an additional 5,000 Class B shares of Guyanor through the exercise of options granted by the Corporation prior to March 14, 1995.
(3) For all unexercised options held as of December 31, 1996, the aggregate dollar value of the excess of the market value of the shares underlying those options over the exercise price of those unexercised options. On December 31, 1996, the closing price of the Common Shares was CDN$18.05 on the TSE, the closing price of the Guyanor Class B share was CDN$9.25 on the TSE and the closing price of PARC common shares was CDN$0.69 on the CDN. On April 15, 1997, the closing price of the Common Shares was CDN$11.65 on the TSE, the closing sale price of the Guyanor Class B share was CDN$4.00 on the TSE and the closing price of PARC common shares was CDN$0.42 on the CDN.

STOCK BONUS PLAN

In December 1992, the Corporation established an Employees' Stock Bonus Plan (the "Bonus Plan") for any full-time or part-time employee (whether or not a director) of the Corporation or any of its subsidiaries who has rendered meritorious services that contributed to the success of the Corporation or any of its subsidiaries. The Bonus Plan provides that a specifically designated committee of the Board (currently the Compensation Committee) may grant bonus Common Shares on terms that the Compensation Committee may determine, within the limitations of the Bonus Plan and subject to the rules of applicable regulatory authorities. The maximum number of Common Shares issuable under the Bonus Plan is limited to 320,000 Common Shares. In addition, in any calendar year such reservation is limited to 1% of the total number of Common Shares which were issued and outstanding at the end of the preceding fiscal year (with no more than 0.5% being issuable to insiders of the Corporation).

A total of 18,342 Common Shares were issued under the Bonus Plan in 1996. The 18,342 bonus Common Shares were issued on January 1, 1996, to the Named Executive Officers, Messrs. Bell, Bertoni, Fagin and Shields, in the amounts of 4,683, 2,927, 7,805 and 2,927, respectively.


                    INDEBTEDNESS OF DIRECTORS AND OFFICERS

At April 15, 1997, the total amount of indebtedness outstanding to the Corporation which was entered into in connection with a purchase of securities of the Corporation by directors and officers of the Corporation was CDN$5,409,005. The following table sets forth information with respect to indebtedness incurred by any director or officer of the Corporation in connection with an acquisition by such officer or director of Common Shares. The loans indicated were granted pursuant to the Employees' Plan. See "Stock Incentives - Stock Option Plans" for a description of the terms of the loans.


            TABLE OF INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS UNDER SECURITIES PURCHASE PROGRAMS

----------------------- ----------------------- ----------------------- --------------------- ----------------------- ------------
                                                                                               FINANCIALLY ASSISTED
                                                    LARGEST AMOUNT                             SECURITIES PURCHASES
                                                  OUTSTANDING DURING                               DURING THE
                                                  THE FINANCIAL YEAR          AMOUNT             FINANCIAL YEAR
                                                       ENDED             OUTSTANDING AS AT           ENDED
     NAME AND          INVOLVEMENT OF ISSUER      DECEMBER 31, 1996        APRIL 15, 1997      DECEMBER 31, 1996   SECURITY FOR
PRINCIPAL POSITION        OR SUBSIDIARY                (CDN$)                 (CDN$)                  (#)          INDEBTEDNESS
         (a)                  (b)                       (c)                     (d)                   (e)              (f)
----------------------- ----------------------- ----------------------- --------------------- ----------------------- ----------
David K. Fagin                  Lender                  966,000                966,000                100,000          Common
Chairman                                                                                                               Shares
----------------------- ----------------------- ----------------------- --------------------- ----------------------- ----------
David A. Fennell                Lender                4,359,932              4,340,566                480,100          Common
President and Chief                                                                                                    Shares
Executive Officer
----------------------- ----------------------- ----------------------- --------------------- ----------------------- ----------
Carlos H. Bertoni               Lender                   56,250                    -0-                    -0-          Common
Vice-President                                                                                                         Shares
Exploration (Eastern
Division)
----------------------- ----------------------- ----------------------- --------------------- ----------------------- ----------
Richard A. Winters              Lender                  102,439                102,439                 11,220          Common
Vice-President,                                                                                                        Shares
Corporate Development
----------------------- ----------------------- ----------------------- --------------------- ----------------------- ----------

At April 15, 1997, the total amount of indebtedness outstanding to the Corporation which was entered into other than in connection with a purchase of securities of the Corporation by directors and officers of the Corporation was US$174,419. The following table sets forth information with respect to such indebtedness.


  TABLE OF INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS
                 OTHER THAN UNDER SECURITIES PURCHASE PROGRAMS

----------------------------------------- ------------------------------ ------------------------------ -----------------------
                                                                               LARGEST AMOUNT
                                                                           OUTSTANDING DURING THE      AMOUNT OUTSTANDING AS AT
                                            INVOLVEMENT OF ISSUER OR        FINANCIAL YEAR ENDED          APRIL 15, 1997
      NAME AND PRINCIPAL POSITION                  SUBSIDIARY                 DECEMBER 31, 1996                (US$)
                                                                                    (US$)
                  (a)                                  (b)                           (c)                         (d)
----------------------------------------- ------------------------------ ------------------------------ -----------------------
Jeffrey T. Abbott 1                                  Lender                           125,000                126,487
President of Southern Star Resources
Ltd.
----------------------------------------- ------------------------------ ------------------------------------------------------
Gordon J. Bell 2                                     Lender                           175,000                 20,241
Vice President and Chief Financial
Officer
----------------------------------------- ------------------------------ ------------------------------------------------------
David K. Fagin 3                                     Lender                           600,253                    -0-
Chairman
----------------------------------------- ------------------------------ ------------------------------------------------------
Adrian W. Fleming 4                                  Lender                           300,000                    -0-
Executive Vice-President, Exploration
----------------------------------------- ------------------------------ ------------------------------------------------------
Louis O. Peloquin 5                                  Lender                            27,223                 27,691
Vice-President, General Counsel and
Secretary
----------------------------------------- ------------------------------ ------------------------------------------------------
Hilbert N. Shields 6                                 Lender                            15,574                    -0-
Vice-President, Exploration (Western
Division)
----------------------------------------- ------------------------------ ------------------------------------------------------

1. The loan to Mr. Abbott was made for the purpose of purchasing a residence at the time of his relocation to Denver, Colorado. The loan bears interest at the prime rate and is repayable on August 21, 1997.
2. The loan to Mr. Bell was made for the purpose of purchasing a residence at the time of his relocation to Denver, Colorado. The loan bears interest at the prime rate and is repayable on December 21, 1997.
3. The loan to Mr. Fagin was made for the purpose of assisting him with the payment of taxes incurred in relation with the exercise of stock options granted by the Corporation. The loan bore interest at the prime rate.
4. The loan to Mr. Fleming was made for the purpose of purchasing a residence at the time of his relocation to Denver, Colorado and did not bear interest.
5. The loan to Mr. Peloquin was made for the purpose of purchasing a residence at the time of his relocation to Denver, Colorado. The loan bears interest at the prime rate and is repayable in August 1997.
6. The loan to Mr. Shields was made for the purpose of acquiring a property adjacent to his resident in Guyana. The loan bore interest at the prime rate plus 1%.


                               PERFORMANCE GRAPH

The following graph shows the cumulative total shareholder return on the Common Shares for the fiscal years ended December 31, 1992 through 1996, together with the total shareholder return of the TSE 300 Total Return Index and the TSE Gold and Precious Metals Index. The graph assumes an initial investment of US$100 at May 15, 1992, the date of the Corporation's formation upon the amalgamation of Golden Star and South American. Because the Corporation did not pay dividends on its Common Shares during the measurement period, the calculation of the cumulative total shareholder return on the Common Shares does not include dividends.

                                   [GRAPHIC]


===============================================================================================================================
                                          5/15/92      12/31/92       12/31/93      12/31/94     12/31/95      12/31/96
===============================================================================================================================
S>
GOLDEN STAR RESOURCES LTD.
DOLLAR VALUE                                100          198.63         671.23        420.55        231.05       724.20
ANNUAL RETURN                                             98.63%        571.23%       320.55%       131.05%      624.20%

-------------------------------------------------------------------------------------------------------------------------------
TSE GOLD AND PRECIOUS METALS INDEX
DOLLAR VALUE                                100          106.23         216.49        193.97        210.71       228.70
ANNUAL RETURN                                              6.23%        116.49%        93.97%       110.71%      128.70%
-------------------------------------------------------------------------------------------------------------------------------
TSE 300 TOTAL RETURN INDEX
DOLLAR VALUE                                 100          95.39         123.03        119.97        134.20       168.75
ANNUAL RETURN                                             -4.61%         23.03%        19.97%        34.20%       68.75%
-------------------------------------------------------------------------------------------------------------------------------



                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain directors and officers of the Corporation are and may continue to be involved in the mining and mineral exploration industry through their direct and indirect participation in corporations, partnerships or joint ventures which are potential competitors. Situations may arise in connection with potential acquisitions and investments where the other interests of these directors and officers may conflict with the interests of the Corporation. As required by law, each of the directors of the Corporation is required to disclose any potential conflict of interest and to act honestly, in good faith and in the best interests of the Corporation.

Except as otherwise disclosed herein, since January 1, 1996, no insider of the Corporation, nor any associate or affiliate of an insider, has had any material interest in any transaction or proposed transaction which has materially affected or would materially affect the Corporation or any of its subsidiaries, nor has any director of the Corporation been involved, directly or indirectly, in any business or professional relationship with the Corporation in connection with the provision by the director or the Corporation of property, services or financing to the other.

Dr. Robert Minto, a director of the Corporation, is currently Senior Vice-President Kilborn SNC-Lavalin Inc. ("Kilborn SNC-Lavalin"). Kilborn SNC-Lavalin is an international engineering firm which has provided certain services to the Corporation in 1996. The Corporation paid to Kilborn SNC-Lavalin approximately US$65,000 during 1996.

Mr. Poznanski, a partner of Koffman Birnie & Kalef, a law firm based in Vancouver, Canada, which has served as the Corporation's principal Canadian legal counsel for several years served as a director of the Corporation from June 11, 1996 to September 1, 1996.


                  STATEMENT OF CORPORATE GOVERNANCE PRACTICES

The Corporation's Board and senior management consider good corporate governance to be central to the effective and efficient operation of the Corporation, and the well-being of the Corporation and its shareholders. The corporate governance statement described below has been approved by the Board.

MANDATE OF BOARD

The Board is required to supervise the management of the business and affairs of the Corporation. It establishes overall policies and standards for the Corporation. The directors are kept informed of the Corporation's operations at meetings of the Board and its Committees and through reports and analyses and discussions with management. The Board normally meets once a month in person or by telephone conference, with additional meetings being held as needed. In 1996, there were six meetings in person and five meetings by telephone conference. Each director attended more than 82% of the meetings of the Board. At least one meeting each year includes key personnel from exploration operations in South America and Africa. These meetings are sometimes held at regional office locations and include visits by the Board to exploration sites.

Following is a summary of how the Board handles matters pertaining to strategic planning, risk management, succession planning, communication and control systems.

1. Each year the Board reviews planning assumptions and budgets for the year. Because the areas of exploration, the priorities and available funds change constantly, it is not realistic to formulate long range plans other than to select general geographic areas and the types of exploration to be pursued.

2. The Board and the Audit and Governance Committee seek to identify principal risks of the Corporation's business which are wide ranging because of the nature of the Corporation's business, including risks associated with operating in developing countries, maintaining control of the Corporation's assets and funds, political risks, exchange controls, environmental risks, government regulation problems, title uncertainties, civil unrest, to name only a few.

3. While the Corporation is relatively small, the Board considers succession planning is satisfactory for all management positions other than the President and Chief Executive Officer where replacement at this time could require outside recruitment.

4. The Board has provided for shareholder communication through the Corporation's Investor Relations Department and through adopted policies.

DECISIONS REQUIRING BOARD APPROVAL

The Board considers that certain decisions are sufficiently important that management should seek prior approval of the Board. The Board has adopted Policies on Corporate Control with respect to annual budgets, financial and budget reporting, activities reporting, acquisitions and dispositions of assets, joint ventures, spending authorities, contracts and investment banking services. Therefore, in addition to those matters which must by law be approved by the Board, the Board approves, among other things, the terms of acquisitions and dispositions of the mineral properties of the Corporation and its subsidiaries as well as joint venture agreements on such properties. Operating and capital budgets also require the Board's approval. The Board receives monthly reports on business developments and full Board meetings are held to review and approve the corporate activities. Finally, because of its relatively small size, the Board is very flexible and management has been able to liaise regularly with the Board to seek approval for activities which management felt advisable including any activities outside the normal course of business of the Corporation.

COMPOSITION OF THE BOARD AND INDEPENDENCE FROM MANAGEMENT

Mr. Fagin was until May 1, 1996, Chief Executive Officer of the Corporation. He then became non-executive Chairman of the Board and has indicated that he will resign that position as of June 10, 1997. The Board will consider designating a new Chairman at that time. If re-elected at the Meeting, Mr. Fagin will continue to serve as a Director. Mr. Fagin will remain an employee of the Corporation until December 31, 1997. David Fennell, the President and Chief Executive Officer of the Corporation, is a member of the Board. The other seven members of the Board are unrelated or outside members with no other affiliation with the Corporation, except for Dr. Roger Morton. Dr. Morton, a recently appointed Professor Emeritus of Economic Geology at the University of Alberta, was a founder and for a brief period a Vice President of one of the Corporation's predecessor corporations.

The Board considers that its present size of nine members and its present composition to be appropriate and effective for the business being undertaken. The non-management members have a variety of experiences and skills, including in the areas of government, banking, geology, mining, financial planning and law. No formal program has been adopted to date to assess Board members individually or the effectiveness of the Board as a whole or of its Committees. The education of new members is managed informally through furnishing records and reports and through meeting with executives as desired.

The Board periodically reviews the adequacy and form of compensation of directors in relation to the responsibilities and risks involved in being an effective director. In addition to modest cash compensation, the directors receive options under the Directors'

Plan and have also received options on shares of the Corporation's two publicly traded subsidiaries. The Board believes the emphasis on compensation through options is particularly appropriate in a resource business where increasing shareholder value is perhaps the only relevant measure of progress.

BOARD COMMITTEES

         Audit and Governance Committee

The integrity of the Corporation's internal controls and management information system is monitored through the Audit and Governance Committee (the "Audit Committee") and through expenditure control policies established by the Board. The Audit Committee is currently composed of Messrs. Stark (Chairman), Fagin, Lefebvre, Mazankowski and Mercier. The Audit Committee meets with the financial officers of the Corporation and the independent auditors to review and inquire into matters affecting financial reporting, the systems of internal accounting and financial controls and procedures and the audit procedures and audit plan. The Audit Committee also recommends to the Board the auditors to be appointed and approves their compensation. In addition, the Audit Committee recommends to the Board for approval the annual financial statements, the annual report and certain other documents required by regulatory authorities. The Audit Committee authorizes and monitors corporate conduct, compliance and disclosure policies. The Audit Committee recently completed a review of the Corporation's compliance procedures, resulting, among other things, in the designation of the Corporation's General Counsel as Corporate Compliance Officer reporting to the Audit Committee. In connection with risk assessment, the Audit Committee reviews the nature and adequacy of insurance coverages. The Audit Committee is also responsible for corporate governance matters. The Audit Committee met twice in person during 1996; one member missed one meeting.

         Compensation and Nominating Committee

The Compensation Committee is currently composed of Messrs. Lefebvre (Chairman), Gousseland, Mazankowski, Mercier, Minto, Morton and Stark. The Compensation Committee supervises the selection, evaluation and compensation of top executives, sets corporate-wide policy with respect to compensation and benefits, and administers the Employees' Plan and the Bonus Plan. The Compensation Committee also establishes descriptions, definitions and limits to management's authorities and approves objectives and goals for top management in general terms. In addition, the Compensation Committee is responsible for identifying and proposing to the Board new nominees for the Board. The Compensation Committee met two times in 1996, once in person and once by conference telephone; one member missed one meeting.

         Environmental Committee

The Environmental Committee is currently composed of Messrs. Morton (Chairman), Fagin, Gousseland, Mazankowski and Minto. The Committee is responsible for the identification, monitoring and managing of environmental risks. The Board has retained outside consultants to assist in discharging this responsibility, including an environmental audit. The Committee met once in 1996.

         Shareholder Relations and Feedback

The Corporation communicates regularly with its shareholders. The Vice President, Corporate Development, and the Manager, Investor Relations are responsible for shareholder communications and investor relations. Together, they respond to all shareholder inquiries promptly. To date, the Corporation believes all shareholder inquiries have been dealt with in a satisfactory manner.


                    APPROVAL OF THE 1997 STOCK OPTION PLAN

DESCRIPTION OF THE 1997 STOCK OPTION PLAN

As a result of recent changes in U.S. securities laws, the Board has decided to adopt a new stock option plan, the 1997 Stock Option Plan. Under the proposed new plan, the Employees' Plan and the Directors' Plan were combined into one plan. The approval by the Board of the 1997 Stock Option Plan is subject to shareholders and regulatory approvals. If such approvals are obtained, the Employees' Plan and the Directors' Plan will be terminated and outstanding options granted thereunder will be assumed under the 1997 Stock Option Plan. As of April 23, 1997, 2,919,898 Common Shares were reserved for issuance with respect to outstanding options granted under the Employees' Plan and the Directors' Plan.

A summary of the material provisions of the 1997 Stock Option Plan is set forth below. This summary is not complete and is qualified in its entirety by the terms of the 1997 Stock Option Plan attached hereto as Exhibit A.

The purpose of the 1997 Stock Option Plan is to provide certain key employees, consultants and directors of the Corporation and certain subsidiaries an incentive to maintain and to enhance the long-term performance of the Corporation through the acquisition of Common Shares pursuant to the exercise of stock options. The Plan consists of two components: (i) a discretionary component, under which options may be granted to employees, consultants and directors (including non-employee directors), and (ii) a non-discretionary component, under which options are automatically granted, on an annual basis, to non-employee directors. Currently, there are approximately 110 key employees (including executive officers), 8 non-employee directors and approximately 5 consultants of the Corporation and its subsidiaries that are eligible to receive options under the 1997 Stock Option Plan.

The 1997 Stock Option Plan is administered by a committee (the "Committee") appointed by the Board consisting of at least two directors each of whom is intended to qualify as a "non-employee director" and an "outside director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), respectively, except that with respect to options granted to non-employee directors, the 1997 Stock Option Plan is administered by the Board. The Committee or the Board, as the case may be, has the authority, subject to the terms of the 1997 Stock Option Plan, to determine when and to whom to make grants under the 1997 Stock Option Plan, the number of shares to be covered by the grants, the terms of options granted and the exercise price of options, and to prescribe, amend and rescind rules and regulations relating to the 1997 Stock Option Plan. Under the terms of the 1997 Stock Option Plan, only options that are not "incentive stock options" within the meaning of section 422 of the Code may be granted.

Subject to certain other limitations, the maximum number of shares that are currently reserved for issuance under the 1997 Stock Option Plan is 5,600,000 including the number of shares for outstanding options under the existing Employees' Plan and Directors' Plan that will be assumed under the 1997 Stock Option Plan. The exact number of shares will be determined on the date the new plan will become effective. Currently, the number of shares reserved for issuance for outstanding options is 2,919,898. The maximum number of shares that may be issued to any optionee in any one calendar year is 400,000.

Under the terms of the non-discretionary component of the 1997 Stock Option Plan, each person who is first elected, appointed or otherwise first becomes a non-employee director (an "Eligible Director") generally will be granted an option to purchase 40,000 Common Shares as of the date on which such person first becomes an Eligible Director (an "Initial Option"), and each such person who remains an Eligible Director will generally receive an option to purchase 10,000 Common Shares (an "Annual Option") on each anniversary date of such person becoming an Eligible Director. With respect to any non-discretionary option, each option will be exercisable for a period of 10 years from the date of the grant. Each Initial Option and Annual Option vests and becomes fully exercisable on the date of grant.

Options granted under the discretionary component of the 1997 Stock Option Plan will be exercisable over a period determined by the committee in its discretion, but not to exceed 10 years from the date of grant, and the exercise price of an option may not be less than the fair market value of the Common Shares on the date of grant. In additional, such options are subject to vesting conditions established by the Committee or the Board, as the case may be, and provided in a separate option agreement evidencing the grant of such option.

In the event of an optionee's termination of employment or service prior to the time all or any portion or an option vests, such option, to the extent not vested, shall terminate. If an Eligible Director's service terminates, any unexercised portion of an Initial Option or Annual Option automatically becomes null and void at the time of the earlier to occur of (i) the option expiration date, and (ii) one year from the date the Eligible Director's service so terminates. With respect to any discretionary option, except as otherwise provided by the Committee or the Board, as the case may be, if the employment of an optionee terminates for any reason (other than by reason of death), the option generally will expire 30 days following such termination. If the optionee dies while employed (or within the 30-day period referred to the preceding sentence), all outstanding options, to the extent then vested, may be exercised within one year after the optionee's date of death by the person or persons to whom the optionee's rights pass. In no case may options be exercised later than the expiration date specified in the grant. Options may be transferred by a optionee only by will or by the laws of descent and distribution, and during his or her lifetime may be exercised only by the optionees.

Options granted under the 1997 Stock Option Plan are deemed exercised upon (i) delivery of written notice to the Corporation of the decision to exercise and
(ii) tender of full payment (A) by certified or official bank check, or (B) by way of the proceeds of an interest-free loan from the Corporation. Provision is made in the 1997 Stock Option Plan for interest-free non-recourse loans to employee participants. The loans are secured by a pledge to the Corporation of the optioned Common Shares and are repayable prior to the earliest of the date which is five years from the date of the loan, ten years from the date of grant of the particular option and 30 days after the optionee ceases to be employed by the Corporation for any reason other than death.

The exercise price and the number of shares to be purchased by an optionee upon the exercise of an option will be adjusted by the Committee, or the Board, as the case may be, in accordance with the terms of the 1997 Stock Option Plan in connection with the occurrence of certain corporate events or changes to the Common Shares.

The 1997 Stock Option Plan provides that it will terminate, unless earlier terminated as provided therein, on the tenth anniversary of its approval. The 1997 Stock Option Plan provides that it generally may be amended or terminated at any time by the Board; provided, however, that any such amendment or termination shall be subject to any necessary stock exchange, regulatory or shareholder approval. In addition, no amendment to an option may adversely affect the rights under such option without the consent of the optionee.

         Options granted under the Employees' Plan

All Named Executive Officers as a group received in 1996 options to purchase a total of 405,000 Common Shares. All employees, including all officers who are not Named Executive Officers, received 457,250 options in 1996. To date, options to purchase 34,000 Common Shares have been granted in 1997 to Named Executive Officers or employees.

         Options granted under the Directors' Plan

All directors as a group received in 1996 options to purchase a total of 130,000 Common Shares. To date, an option to purchase 10,000 Common Shares has been granted in 1997 to a director.

         New Plan Benefits

Set forth below are the benefits that will be received in fiscal year 1997 (other than discretionary options which are not determinable) if the 1997 Stock Option Plan is approved by the shareholders:

                                                                                      NUMBER OF SHARES OF COMMON SHARE
           NON-EXECUTIVE DIRECTORS AS A GROUP                 DOLLAR VALUE (1)               UNDERLYING OPTIONS
                                                               CDN$1,015,000                       70,000

           (1) Dollar Value of the underlying
           shares based on closing price on
           the TSE of CDN$14.50 on April 11,
           1997. The actual dollar value of
           the underlying shares to be granted
           will be determined by the stock
           price on the date of each grant.

         U.S. Federal Income Tax Consequences of Participation in the 1997 Stock Option Plan

The following summary of the U.S. Federal income tax consequences of the grant and exercise of non-qualified and incentive stock options awarded under the 1997 Stock Option Plan, and the disposition of shares purchased pursuant to the exercise of such stock options, is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state and local tax considerations.

No income will be realized by an optionee upon grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the optionee will generally recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying stock over the option exercise price (the "Spread") at the time of exercise. The Spread will be deductible by the Corporation for federal income tax purposes subject to the possible limitations on deductibility under sections 280G and 162(m) of the Code of compensation paid to executives designated in those sections. The optionee's tax basis in the underlying shares acquired by exercise of a non-qualified stock option will be equal to the sum of the exercise price plus the Spread. Upon sale of the shares received by the optionee upon exercise of the non-qualified stock option, any gain or loss is generally long-term or short-term capital gain or loss, depending on the holding period. The optionee's holding period for shares acquired pursuant to the exercise of a non-qualified stock option will begin on the date of exercise of such option.

Pursuant to Section 16(b) of the Exchange Act, the grant of an option (and not its exercise) to a person who is subject to the reporting and short-swing profit provisions under section 16 of the Exchange Act (a "Section 16 Person") begins the six-month period of potential short-swing liability. The taxable event for the exercise of an option that has been outstanding at least six months ordinarily will be the date of exercise. If an option is exercised by a
Section 16 Person within six months after the date of grant, however, taxation ordinarily will be deferred until the date which is six months after the date of grant, unless the person has filed a timely election pursuant to section 83(b) of the Code to be taxed on the date of exercise. Pursuant to a recent amendment to the rules under Section 16(b) of the Exchange Act, the six month period of potential short-swing liability may be eliminated if the option grant (i) is approved in advance by the Corporation's board of directors (or a committee composed solely of two or more non-employee directors) or (ii) approved in advance, or subsequently ratified by, the Corporation's shareholders no later than the next annual meeting of shareholders. Consequently, the taxable event for the exercise of an option that satisfies either of the conditions described in clauses (i) or (ii) above will be the date of exercise.

The foregoing constitutes a brief summary of the principal federal income tax consequences of the transactions based on current federal income tax laws. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences. Optionees in the 1997 Stock Option Plan are urged to consult their own tax advisors with respect to the consequences of their participation in the 1997 Stock Option Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS APPROVAL OF THE 1997 STOCK OPTION PLAN BY THE SHAREHOLDERS. UNLESS OTHERWISE INSTRUCTED, SIGNED PROXIES WHICH ARE RETURNED IN A TIMELY MANNER WILL BE VOTED IN FAVOR OF THE ADOPTION OF THE 1997 STOCK OPTION PLAN.


                          1998 SHAREHOLDER PROPOSALS

To be eligible for inclusion in the Corporation's proxy statement, shareholder proposals for the 1998 Annual Meeting of Shareholders must be received at the Corporation's corporate office, 1700 Lincoln Street, Suite 1950, Denver, Colorado 80227, Attention: Corporate Secretary, on or before January 1, 1998.


                           AVAILABILITY OF DOCUMENTS

The following documents, filed with various securities commissions or similar authorities in various provinces of Canada, may be obtained by shareholders of the Corporation on request without charge from the Secretary of Golden Star Resources Ltd., One Norwest Center, 1700 Lincoln Street, Suite 1950, Denver, Colorado, USA 80203 (Tel.: (303) 830-9000; Toll Free: (800) 553-8436):

     a) Annual Information Form of the Corporation on Form 10-K for the year ended December 31, 1996, together with any document, or the pertinent pages of any document, incorporated by reference in the Annual Information Form;

     b) comparative audited consolidated financial statements of the Corporation and the notes thereto as at and for the fiscal years ended December 31, 1996, 1995 and 1994, together with the report of the auditor thereon (which are all included in the Annual Report of the Corporation accompanying this Management Proxy Circular); and

     c) the Corporation's Management Proxy Circular dated May 7, 1996 for its 1996 annual general meeting of shareholders held on June 11, 1996.


                                 OTHER MATTERS

Management of the Corporation is not aware of any other matters to come before the Meeting other than as set forth in the Notice of the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the enclosed proxy form to vote the shares represented thereby in accordance with their best judgment on such matter.

                              DIRECTORS' APPROVAL

The contents and the sending of this circular to holders of the Common Shares, to each director of the Corporation, to the auditor of the Corporation and to the appropriate regulatory authorities have been approved by the directors of the Corporation. This circular contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.


DATED as of the 29th day of April, 1997.



                                          BY ORDER OF THE BOARD OF DIRECTORS




                                          /s/Louis O. Peloquin
                                          Louis O. Peloquin
                                          Vice President, General Counsel
                                          and Secretary

                                   EXHIBIT A

                          GOLDEN STAR RESOURCES LTD.

                            1997 STOCK OPTION PLAN

1.       PURPOSE

1.1 The purpose of the 1997 Stock Option Plan (the "Plan") is to advance the interests of Golden Star Resources Ltd. (the "Corporation") by encouraging equity participation in the Corporation by selected key employees, consultants and directors of the Corporation or subsidiaries of the Corporation through the acquisition of common shares without par value ("Shares") in the Corporation. Any reference herein to the Corporation or any subsidiary of the Corporation shall be deemed to refer to any predecessor or successor corporation thereto.

         It is the further purpose of this Plan to permit the granting of awards that will constitute performance-based compensation for certain executive officers, as described in section 162(m) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and regulations promulgated thereunder.

         As of the effective date of the Plan, the 1992 Employees' Stock Option Plan and the 1992 Non-Discretionary Directors' Stock Option Plan (collectively, the "1992 Plans") will be terminated subject to the assumption under the Plan of outstanding options granted under the 1992 Plans.

2.       ADMINISTRATION OF THE PLAN

2.1 The Plan will be administered by a specifically designated independent committee ("Independent Committee") of the Board of Directors of the Corporation (the "Board of Directors"), except that with respect to options granted to non-employee directors of the Corporation, the Board of Directors shall serve as the Committee, and, where applicable, any reference herein to the Independent Committee shall be deemed to refer to the Board of Directors. The Independent Committee shall consist of such two or more directors of the Corporation as the Board of Directors may designate from time to time, all of whom shall be and remain directors of the Corporation. To the extent necessary to comply with Code section 162(m) or Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), as amended ("Rule 16b-3"), each member of the Independent Committee shall be intended to be an "outside director" within the meaning of Code section 162(m) or a "non-employee director" within the meaning of Rule 16b-3. The Independent Committee is authorized to interpret and to implement the Plan and all Plan agreements and may from time to time amend or rescind rules and regulations required for carrying out the Plan. The Independent Committee shall have the authority to exercise all of the powers granted to it under the Plan, to make any determination necessary or advisable in administering the Plan and to correct any defect, supply any omission and reconcile any inconsistency in the Plan. Any such interpretation or construction of any provision of the Plan shall be final and conclusive. Notwithstanding the foregoing, the Board of Directors may resolve to administer the Plan with respect to all of the Plan or certain participants and/or awards made or to be made under the Plan. To the extent that the Board of Directors determines to administer the Plan, all references herein to the Independent Committee shall be deemed to refer to the Board of Directors.

         All administrative costs of the Plan shall be paid by the Corporation. No member of the Independent Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

3.       PARTICIPATION

3.1 Options may be granted under the Plan to persons who are directors or key employees (including officers, whether or not directors, and part-time employees) of, or independent consultants to, the Corporation or any of its subsidiaries who, by the nature of their positions or jobs, are in the opinion of the Independent Committee in a position to contribute to the success of the Corporation or any of its subsidiaries or who, by virtue of their length of service to the Corporation or to any of its subsidiaries are, in the opinion of the Independent Committee, worthy of special recognition. Designation of a participant in any year shall not require the designation of such person to receive an option in any other year. The Independent Committee shall consider such factors as it deems pertinent in selecting participants and in determining the amount and terms of their respective options.

         Options shall also be granted to non-employee directors of the Corporation in accordance with Section 11 of the Plan.

3.2 Subject to applicable regulatory approval, options may also be granted under the Plan in exchange for outstanding options granted by the Corporation, whether such outstanding options are granted under the Plan, under any other stock option plan of the Corporation or under any stock option agreement with the Corporation. Options granted under the 1992 Plans which are outstanding upon the effectiveness of the Plan will be assumed and will be deemed to be governed by the Plan as of such date.

3.3 Options may also be granted under the Plan in substitution for outstanding options of another corporation in connection with a plan of arrangement, amalgamation, merger, consolidation, acquisition of property or shares, or other reorganization between or involving such other corporation and the Corporation or any of its subsidiaries.

4.       NUMBER OF SHARES RESERVED UNDER THE PLAN

4.1 The number of Shares reserved for issuance under the Plan is limited as follows:

         (a) the maximum number of Shares issuable pursuant to the exercise of options granted under the Plan shall be 5,600,000 (including such number of Shares issuable upon exercise of options granted under the 1992 Plans as of the effective date of the Plan) provided, however, if, after the effective date of the Plan, any Shares covered by an option granted under the Plan, or to which such an option relates, are forfeited, or if an option has expired, terminated or been canceled for any reason whatsoever (other than by reason of exercise), then the Shares covered by such option shall again be, or shall become, Shares with respect to which options may be granted hereunder;

         (b) the number of Shares that may be reserved from time to time under the Plan for issuance to Insiders (as defined below) of the Corporation shall be limited to that number which is equal to the difference between (i) 10% of the outstanding number of Shares from time to time, and (ii) the number of Shares that are reserved for issuance to Insiders pursuant to stock options granted under other stock option plans or arrangements of the Corporation;

         (c) the total number of Shares issuable within any one-year period to all Insiders of the Corporation pursuant to the exercise of vested options granted under the Plan or pursuant to any other share compensation arrangements of the Corporation shall not exceed 10% of the Outstanding Issue;

         (d) the total number of Shares reserved for issuance to any one optionee pursuant to options granted under the Plan or other stock option plans or arrangements of the Corporation shall not exceed 5% of the outstanding number of Shares from time to time; and

         (e) the total number of Shares issuable within any one-year period to an Insider and, if applicable, such Insider's "associates" (as defined under the Securities Act (Ontario) pursuant to the exercise of vested options granted under the Plan or any other share compensation arrangements of the Corporation shall not exceed 5% of the Outstanding Issue.

         "Insiders" has the meaning set forth in the Toronto Stock Exchange's policy issued March 22, 1994 entitled "Employee Stock Option and Stock Purchase Plans, Options for Services and Related Matters." "Outstanding Issue", for the purposes of the Plan, is determined on the basis of the number of Shares that are outstanding immediately prior to the Shares issuance in question, excluding Shares issued pursuant to the Plan or the Corporation's other share compensation arrangements over the preceding one-year period. The maximum number of Shares set forth in Section 4.1(a) shall be appropriately adjusted in the event of any subdivision or consolidation of the Shares or in the discretion of the Independent Committee, to reflect any other corporate event or change in the Shares.

5.       NUMBER OF OPTIONED SHARES PER OPTIONEE

5.1 Subject to Section 4.1 hereof, the maximum number of Shares subject to options granted to any one participant under the Plan in any one calendar year shall not exceed 400,000 (subject to adjustment in the event of any subdivision or consolidation of the Shares). Subject to these limitations and Section 11, however, the determination regarding the number of optioned Shares that may be granted to each optionee pursuant to an option will be made by the Independent Committee and will take into consideration the optionee's present and potential contribution to the success of the Corporation.

6.       PRICE

6.1 The exercise price per optioned Share shall be determined by the Independent Committee at the time the option is granted, but such price shall not be less than the fair market value per Share on the date of grant. For the purposes of the Plan, "fair market value" per Share shall mean the closing price of the Shares on the stock exchange or other market on which the Shares principally traded on the day immediately preceding the date of grant.

7.       EXERCISE OF OPTIONS

7.1 The period during which an option may be exercised (the "Option Period") shall be determined by the Independent Committee at the time the option is granted and may be up to 10 years from the date the option is granted, except as the same may be reduced pursuant to the provisions of Sections 8 and 9 hereof and except as provided in
         Section 11 hereof.

7.2 In order to ensure that the Corporation will receive the benefits contemplated in exchange for the options granted hereunder, no option shall be exercisable until it has vested. Subject to Section 11.1 hereof, the vesting schedule for each option shall be specified in an option agreement as provided for in Section 12 hereof; provided, however, that the Independent Committee shall have the right with respect to any one or more optionees to accelerate the time at which an option may be exercised. Notwithstanding the foregoing provisions of this Section 7.2, if there is a Change of Control, as defined below, then all options outstanding shall become immediately exercisable.

         For purposes of this Plan, a "Change of Control" shall mean the occurrence of any of the following: (i) the sale, lease, transfer, conveyance or other disposition, in one or a series of related transactions, of all or substantially all of the assets of the Corporation to any "person" or "group" (as such terms are used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), (ii) any person or group, is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total voting power of the voting stock of the Corporation, including by way of merger, consolidation or otherwise or (iii) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election by such Board of Directors whose nomination for election by the shareholders of the Corporation was approved by a vote of a majority of the directors of the Corporation, then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors, then in office.

7.3 Options shall be exercisable, either all or in part, at any time after vesting. If less than all of the Shares included in the vested portion of any option are purchased, the remainder may be purchased, subject to the option's terms, at any subsequent time prior to the expiration of the Option Period.

7.4 Except as set forth in Sections 8 and 9 hereof, no option may be exercised unless the optionee is at the time of such exercise an employee or director of, or consultant to, the Corporation or any of its subsidiaries and shall have continuously served in any one or more of such capacities since the grant of the option. Absence on leave, with the approval of the Independent Committee, shall not be considered an interruption of service for any purpose of the Plan.

7.5 The exercise of any option will be contingent upon receipt by the Corporation of payment for the full purchase price of the Shares being purchased in cash by way of certified cheque or bank draft or by way of proceeds of any loan made by the Corporation to the optionee pursuant to Section 10 hereof. No optionee or his or her legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any Shares subject to an option under the Plan, unless and until certificates for such Shares are issued to him, her or them under the terms of the Plan.

7.6 No option granted under the Plan shall be an "incentive stock option" within the meaning of Code section 422.

8.        TERMINATION OF EMPLOYMENT

8.1 Except as provided in Section 11 hereof, if an optionee ceases to be employed by, or provide services to, the Corporation or any of its subsidiaries for any reason (other than death), or shall receive notice from the Corporation or any of its subsidiaries of the termination of his or her employment or services (such optionee being referred to in this Section 8.1 as a "Former Optionee"), the Former Optionee may only exercise each option held, to the extent that it has vested and not been exercised before such termination, until the earlier of:

          (a) the date which is 30 days after the Former Optionee ceased to be employed by, or provide services to, the Corporation or any of its subsidiaries; and

          (b) the expiry of the Option Period for the option (the "Option Expiry Date");

          provided, however, that:

          (c) if the Former Optionee continues to be a director of the Corporation or any of its subsidiaries after such termination of employment, each option held will continue to be exercisable until the earlier of:

                   (i) the date which is 12 months after the Former Optionee ceases to be such a director for any reason (other than death), and

                   (ii)     the Option Expiry Date, and

          (d) each option held may continue to be exercisable for such longer period than that provided for in this Section 8.1 if and as may be determined by the Independent Committee and any such determination by the Independent Committee may be made retroactively effective in order to reinstate the effectiveness of an option held by a Former Optionee that is otherwise rendered unexercisable pursuant to the other provisions of this Section 8.1; provided, however, that any such determination by the Independent Committee shall be subject to the following:

                   (i) such determination shall be made within three months after the date that the Former Optionee ceased to be employed by, or provide services to, the Corporation or any of its subsidiaries;

                  (ii) such determination shall be subject to applicable regulatory approvals; and

                  (iii) such longer exercise period determined by the Independent Committee for any option shall not extend beyond the Option Expiry Date for such option.

9.       DEATH OF OPTIONEE

9.1 In the event of the death of an optionee while in service or in the post-termination period described in Section 8, each option theretofore granted to him or her shall be exercisable until the earlier of:

         (a) the expiry of the period within which the option may be exercised after such death, which period may be up to one year after such death and is to be specified in his or her option agreement, and

         (b)      the Option Expiry Date;

         provided, however, that the option is only exercisable in such event:

         (c) by the person or persons to whom the optionee's rights under the option shall pass by the optionee's will or by the laws of descent and distribution, and

         (d) to the extent that the option has vested and not been exercised prior to the Optionee's death.

10.      LOANS TO EMPLOYEES

10.1 An interest free loan will be made available to optionees who are employees of the Corporation or any of its subsidiaries at the time the loan is made, the proceeds of which loan may only be used directly for the exercise of options granted under the Plan to the optionee. The optionee shall pledge the subject shares as security for timely repayment of the loan and the Corporation's sole recourse for repayment and recovery of the loan shall be against the pledged shares. Until the loan is repaid, the pledged shares will be held by a trustee designated by the Corporation. The term of the loan shall be five years from the date of the loan, provided that the due date for the loan shall not in any event extend beyond that date which is ten years from the date of grant of the particular option, and, provided further, that the loan shall be repaid within 30 days of the earlier of the date upon which the optionee ceases to be an employee of the Corporation or any of its subsidiaries for any reason (other than death), or the date upon which the optionee receives notice from the Corporation or any of its subsidiaries of the termination of his or her employment. If the option has not been exercised by the optionee prior to his or her death, the loan provisions shall not be available for the exercise of the option pursuant to Section 9 hereof after his or her death.

11.      AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS

11.1 Each person who becomes a non-employee director of the Corporation will automatically be granted, as of the date such person first becomes a non-employee director, an option to purchase 40,000 Shares, provided that, within the one year prior to the date he or she became a non-employee director, he or she had not been granted any other stock option by the Corporation (or an affiliate). On each anniversary a person became a non-employee director of the Corporation if he or she continues to be a non-employee director of the Corporation, he or she will automatically be granted, as of the anniversary date, an option to purchase 10,000 Shares. For purposes of this Section 11, a non-employee director is any person who is a member of the Board of Directors and who is not an employee or consultant of the Corporation or any of its subsidiaries. All options granted under this Section
         11.1 shall be exercisable for a period of 10 years from the date the option is granted (except as provided in Section 11.3) and shall vest immediately upon grant.

11.2 Notwithstanding the provisions for automatic grants of options set forth in section 11.1 hereof, if any particular automatic grant of an option would violate the requirements of Section 4.1 or 5.1 hereof, then the grant of such option shall be postponed until such time as when the option may be granted without any violation of Section 4.1 or
         5.1 hereof.

11.3 With respect to options granted under this Section 11, if an optionee shall cease to be a director of the Corporation for any reason (other than death), he or she may exercise each option held, to the extent that it has vested and not been exercised, until the earlier of:

         (a) the date which is 12 months after the optionee ceases to be a director; and

         (b) the expiry of the Option Period for the option (the "Option Expiry Date").

12.      OPTION AGREEMENT

12.1 Upon the grant of an option to an optionee, the Corporation and the optionee shall enter into an option agreement setting out the number of optioned Shares granted to the optionee and incorporating the terms and conditions of the Plan and any other requirements of regulatory bodies having jurisdiction over the securities of the Corporation and such other terms and conditions as the Independent Committee may determine are necessary or appropriate, subject to the Plan's terms.

13.      ADJUSTMENT IN SHARES SUBJECT TO THE PLAN

13.1 The option exercise price and the number of Shares to be purchased by an optionee upon the exercise of an option will be adjusted, with respect to the then unexercised portion thereof, by the Independent Committee from time to time (on the basis of such advice as the Independent Committee considers appropriate, including, if considered appropriate by the Independent Committee, a certificate of auditors of the Corporation) in the event and in accordance with the provisions and rules set out in this Section 13. Any dispute that arises at any time with respect to any adjustment pursuant to such provisions and rules will be conclusively determined by the Independent Committee, and any such determination will be binding on the Corporation, the optionee and all other affected parties.

         (a) In the event that a dividend is declared upon the Shares payable in Shares (other than in lieu of dividends paid in the ordinary course), the number of Shares then subject to any option shall be adjusted by adding to each such Share the number of Shares which would be distributable thereon if such Share had been outstanding on the date fixed for determining shareholders entitled to receive such stock dividend.

         (b) In the event that the outstanding Shares are changed into or exchanged for a different number or kind of Shares or other securities of the Corporation or of another corporation, whether through an arrangement, amalgamation or other similar procedure or otherwise, or a share recapitalization, subdivision or consolidation, then there shall be substituted for each Share subject to any option the number and kind of Shares or other securities of the Corporation or another corporation into which each outstanding Share shall be so changed or for which each such Share shall be exchanged.

         (c) In the event that there is any change, other than as specified above in this Section 13, in the number or kind of outstanding Shares or of any securities into which such Shares shall have been changed or for which they shall have been exchanged, then, if the Independent Committee, in its sole discretion, determines that such change equitably requires an adjustment to be made in the number or kind of Shares, such adjustment shall be made by the Independent Committee and be effective and binding for all purposes.

         (d) In the event that the Corporation distributes by way of a dividend, or otherwise, to all or substantially all holders of Shares, property, evidences of indebtedness or shares or other securities of the Corporation (other than Shares) or rights, options or warrants to acquire Shares or securities convertible into or exchangeable for Shares or other securities or property of the Corporation, other than as a dividend in the ordinary course, then, if the Independent Committee, in its sole discretion, determines that such action equitably requires an adjustment in the option exercise price or number of Shares subject to any option, or both, such adjustment shall be made by the Independent Committee and shall be effective and binding for all purposes.

13.2 In the case of any such substitution or adjustment as provided for in this Section 13, the exercise price in respect of each option for each Share covered thereby prior to such substitution or adjustment will be proportionately and appropriately varied, such variation shall generally require that the number of Shares or securities covered by the option after the relevant event multiplied by the varied option exercise price be equal to the number of Shares covered by the option prior to the relevant event multiplied by the original option exercise price.

13.3 No adjustment or substitution provided for in this Section 13 shall require the Corporation to issue a fractional share in respect of any option. Fractional shares shall be eliminated.

13.4 The grant of an option shall not affect in any way the right or power of the Corporation to effect adjustments, reclassifications, reorganizations, arrangements or changes of its capital or business structure, or to amalgamate, merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

14.      TRANSFERABILITY

14.1 All benefits, rights and options accruing to any optionee in accordance with the terms and conditions of the Plan shall not be assignable other than as specifically provided in Section 9 in the event of the death of the optionee. During the lifetime of an optionee, all benefits, rights and options shall not be transferable and may only be exercised by the optionee.

15.      EMPLOYMENT

15.1 Nothing contained in the Plan shall confer upon any optionee any right with respect to employment or continuance of employment with, or the provision of services to, the Corporation or any of its subsidiaries, or interfere in any way with the right of the Corporation or any of its subsidiaries to terminate the optionee's employment or services at any time. Participation in the Plan by an optionee is voluntary.

16.      RECORD KEEPING

16.1     The Corporation shall maintain a register in which shall be recorded:

         (a)      the name and address of each optionee; and

         (b) the number of Shares subject to an option granted to an optionee and the number of Shares subject to the option remaining outstanding.

17.      SECURITIES REGULATION AND TAX WITHHOLDING

17.1 Where the Independent Committee determines it is necessary or desirable to effect exemption from registration or distribution of the Shares under securities laws applicable to the securities of the Corporation, an optionee shall be required, upon the acquisition of any Shares pursuant to the Plan, to acquire the Shares with investment intent (i.e., for investment purposes) and not with a view to their distribution, and to present to the Independent Committee an undertaking to that effect in a form acceptable to the Independent Committee. The Board of Directors and the Independent Committee may take such other action or require such other action or agreement by such optionee as may from time to time be necessary to comply with applicable securities laws. This provision shall in no way obligate the Corporation to undertake the registration or qualification of any options or the Shares under any securities laws applicable to the securities of the Corporation.

17.2 The Board of Directors and the Corporation may take all such measures as they deem appropriate to ensure that the Corporation's obligations under the withholding provisions under income and tax laws applicable to the Corporation and other provisions of applicable laws are satisfied with respect to the issuance of Shares pursuant to the Plan or the grant or exercise of options under the Plan.

17.3 Issuance, transfer or delivery of certificates for Shares purchased pursuant to the Plan may be delayed, at the discretion of the Independent Committee, until the Independent Committee is satisfied that the applicable requirement of securities and income tax laws have been met.

18.      AMENDMENT AND TERMINATION

18.1 The Board of Directors reserves the right to amend or to terminate the Plan at any time if and when it is advisable in the absolute discretion of the Board of Directors; provided, however, that no such amendment or termination shall adversely affect any outstanding options granted under the Plan without the consent of the optionee. Furthermore, to the extent any amendment would require shareholder approval under Code section 162(m), such amendment shall be effective upon the required approval of the shareholders of the Corporation. Any amendment to the Plan shall also be subject to any necessary approvals of any stock exchange or regulatory body having jurisdiction over the securities of the Corporation and, where applicable, shareholders approval.

18.2 Subject to regulatory approval, where applicable, the Independent Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any option theretofore granted, prospectively or retroactively; provided, however, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any optionee or any holder or beneficiary of any option theretofore granted shall not to that extent be effective without the consent of the affected optionee, holder or beneficiary.

19.      NO REPRESENTATION OR WARRANTY

19.1 The Corporation makes no representation or warranty as to the future market value of any Shares issued in accordance with the provisions of the Plan.

20.      NECESSARY APPROVALS

20.1 The obligation of the Corporation to issue and to deliver any Shares in accordance with the Plan is subject to any necessary or desirable approval of any regulatory authority having jurisdiction over the securities of the Corporation. If any Shares cannot be issued to any optionee for whatever reason, the obligation of the Corporation to issue such Shares shall terminate and any option exercise price paid to the Corporation shall be returned to the optionee.

21.      GENERAL PROVISIONS

21.1 Nothing contained in the Plan shall prevent the Corporation or any subsidiary thereof from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options (subject to shareholder approval if such approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

21.2 The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any option agreement shall be determined in accordance with the laws of the State of New York.

21.3 If any provision of the Plan or any option is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or option, or would disqualify the Plan or any option under any law deemed applicable by the Independent Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Independent Committee, materially altering the intent of the Plan or the option, such provision shall be stricken as to such jurisdiction, person or option and the remainder of the Plan and any such option shall remain in full force and effect.

21.4 Neither the Plan nor any option shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Corporation or any subsidiary thereof and an optionee or any other person.

21.5 Headings are given to the Sections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

22.      TERM OF THE PLAN

22.1 The Plan shall be effective as of the date of its approval by the shareholders of the Corporation, subject to receipt of all necessary regulatory approvals.

22.2 No option shall be granted under the Plan after June 10, 2007. Unless otherwise expressly provided in the Plan or in an applicable option agreement, any option granted hereunder may, and the authority of the Board of Directors or the Independent Committee to amend, alter, adjust, suspend, discontinue, or terminate any such option or to waive any conditions or rights under any such option shall, continue after June 10, 2007.

                           GOLDEN STAR RESOURCES LTD.
             ANNUAL GENERAL MEETING OF SHAREHOLDERS - JUNE 10, 1997
                                     PROXY
            THIS PROXY IS SOLICITED BY MANAGEMENT OF THE CORPORATION




The undersigned holder of common shares in the capital stock of Golden Star Resources Ltd. (the "Corporation") hereby nominates and appoints David K. Fagin, Chairman of the Board of the Corporation, or failing him, David A. Fennell, President and Chief Executive Officer of the Corporation, or instead of them or any of them, ________________________________, as the proxy of the undersigned to attend, act and vote in respect of all common shares registered in the name of the undersigned at the Annual General Meeting of shareholders of the Corporation to be held at 11:30 a.m. on Tuesday, June 10, 1997 at the Toronto Hilton Hotel in Toronto, Ontario, and at any and all adjournments thereof. Without limiting the general powers hereby conferred, the said proxy is directed to vote as follows upon the following matters:


1.       TO ELECT THE FOLLOWING PERSONS AS DIRECTORS OF THE CORPORATION:

         DAVID K. FAGIN                     FOR          WITHHOLD
                                                ------            -----
         DAVID A. FENNELL                   FOR          WITHHOLD
                                                ------            -----
         PIERRE GOUSSELAND                  FOR          WITHHOLD
                                                ------            -----
         JEAN-PIERRE LEFEBVRE               FOR          WITHHOLD
                                                ------            -----
         DONALD F. MAZANKOWSKI              FOR          WITHHOLD
                                                ------            -----
         ERNEST C. MERCIER                  FOR          WITHHOLD
                                                ------            -----
         ROBERT MINTO                       FOR          WITHHOLD
                                                ------            -----
         ROGER D. MORTON                    FOR          WITHHOLD
                                                ------            -----
         RICHARD A. STARK                   FOR          WITHHOLD
                                                ------            -----


2. TO APPOINT COOPERS & LYBRAND AS THE AUDITOR OF THE CORPORATION AND TO AUTHORIZE THE BOARD OF DIRECTORS TO FIX THE AUDITOR'S REMUNERATION:

                           FOR          WITHHOLD
                               -----             -----


3. TO APPROVE, RATIFY AND CONFIRM THE CORPORATION'S 1997 STOCK OPTION PLAN, AS SET FORTH IN EXHIBIT A TO THE ACCOMPANYING MANAGEMENT PROXY CIRCULAR;

                           FOR          AGAINST
                               -----           -----


         The undersigned hereby revokes any instrument of proxy heretofore given with reference to the said meeting or any adjournment thereof.

         The proxyholder may in his discretion vote with respect to amendments or variations to matters identified in the Notice of Meeting or to other matters which may properly come before the meeting or any adjournment thereof.

DATED this     day of     , 1997.
          ----       ----

------------------------       ----------------------------------
Signature                      Name of shareholder (Please Print)


                               -------------------------------

                               -------------------------------
                               Address


                       (PLEASE SEE NOTES ON REVERSE SIDE)

NOTES

1. The shares represented by this proxy will be voted in accordance with the instructions given herein. IF NO CHOICE IS SPECIFIED HEREIN, OR IF ANY INSTRUCTIONS GIVEN ARE NOT CLEAR, THE SHARES SHALL BE VOTED AS IF THE SHAREHOLDER HAD SPECIFIED AN AFFIRMATIVE VOTE, ALL IN THE SAME MANNER AND TO THE SAME EXTENT AS THE SHAREHOLDER COULD DO IF THE SHAREHOLDER WERE PERSONALLY PRESENT AT THE MEETING.

2. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN THE PERSON DESIGNATED IN THIS PROXY TO ATTEND AND ACT FOR THE SHAREHOLDER AND ON THE SHAREHOLDER'S BEHALF AT THE MEETING. Such right may be exercised by printing in the space provided the name of the person to be appointed, in which case only the person so named may vote the shares at the meeting.

3. This proxy will not be valid unless it is dated and signed by the shareholder or the shareholder's attorney authorized in writing or, if the shareholder is a corporation, by a duly authorized officer or attorney of the corporation, and ceases to be valid one year from its date. If the proxy is executed by an attorney for an individual shareholder or by an officer or an attorney of a corporate shareholder, the instrument so empowering the officer or attorney, as the case may be, or a notarial copy thereof, must accompany the proxy instrument.

4. To be effective, the instrument of proxy must be received by 4:30 p.m. (Toronto time) on Friday, June 6, 1997 at the address set forth in the accompanying return envelope (Attention: Proxy Department, The R-M Trust Company, P.O. Box 12005 STN. BRM B, Toronto, Ontario M7Y 2K5).